UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2015

Item 1. Reports to Stockholders.

Annual Report 9/30/2015

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Global Strategic Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/15

	1-Year	5-Year	10-Year
Class A Shares of the Fund without sales charge	-2.06%	3.10%	4.87%
Class A Shares of the Fund with sales charge	-6.72	2.10	4.36
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64
Citigroup World Government Bond Index	-3.83	-0.19	3.37
Citigroup Non-U.S. World Government Bond Index	-7.01	1.32	2.92
J.P. Morgan Domestic High Yield Index	-3.75	6.61	7.44
Reference Index	-3.00	2.42	4.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -2.06% during the reporting period, outperforming the -3.00% return provided by its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

In 2014, growth in the U.S. continued at a higher pace than any other developed economy and employment gains remained positive. Growth in the rest of the world was subdued, however, with major developed economies like the Eurozone and Japan continuing to disappoint due to weak aggregate demand. The biggest surprise of the reporting period and possibly all of 2014 was the precipitous fall in the price of crude oil. Weak demand amid tepid global growth was responsible for part of the drop, but significantly, the U.S. energy revolution is increasingly helping to insulate global and domestic energy supplies from shocks in the Middle East and elsewhere.

The start of 2015 was marked by cooling U.S. growth after the positive results in 2014. The dollar continued to strengthen significantly during this time against most of the U.S.’s major trading partners, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Eurozone countries for at least 19 months, a form of quantitative easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets, with European markets rallying and the euro falling against most major trading partners.

Over the second half of the reporting period, major risk asset classes were vulnerable to profit taking as negative macroeconomic catalysts emerged. Two stole the show. Uncertainty around the global economic impact and extent of China’s ongoing economic slowdown led the way, with many fearing the stunning collapse in commodity prices signals more pain ahead. The timing of when the Federal Reserve (the “Fed”) would raise interest rates was a close second. Looking ahead, an objective look at the global economy reveals persistent strength in many U.S. economic indicators coupled with continued, albeit modest, global growth impulses and a benign worldwide monetary policy backdrop.

Ironically, after many failed attempts at predicting it since the 2009 bear market lows, few expected this correction when it finally came. The reality is corrections happen, even in the good years and represent a healthy way to periodically work off market excesses.

Due to the confluence of these factors, longer-term U.S. Treasury rates swung fairly wildly during the one-year reporting period, with the 10-year Treasury rate ultimately falling from the start of the reporting period through September 30, 2015. This net downward movement in rates contributed to U.S. Treasuries generating positive total returns.

FUND REVIEW

The strongest performing area of the Fund during the reporting period was the U.S. high grade part of the portfolio, which is focused primarily on securitized credit and corporate bonds. Due to numerous macroeconomic concerns, longer-term U.S. Treasury rates were volatile during the reporting period, with the 10-year Treasury rate ultimately falling for the overall period. Since investment grade debt is more sensitive to interest rates than high yield, the net decrease in rates resulted in stronger performance for the high grade portfolio.

Also benefiting the Fund’s relative performance was an underweight position in foreign currencies and a long position in the U.S. dollar. This benefited results particularly over the first half of the reporting period as the U.S. dollar rallied.

The primary detractor from performance this reporting period was our high yield exposure. The sharp drop in oil hurt our positions in the

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

energy sector. We decreased our allocation to energy during the reporting period. An allocation to emerging markets local debt also detracted from performance this period.

STRATEGY & OUTLOOK

We continue to believe that fixed income markets will remain volatile given both economic and policy uncertainty. In our opinion, the U.S. economy should continue to perform well compared to most other regions, but appears to be slowing going into the last quarter of the year. The August and September U.S. payroll reports both disappointed and some forward looking indicators such as Institute of Supply Management (ISM) manufacturing new orders slowed in the third quarter.

European data has been stable but unimpressive after the Greece crisis. The fiscal position of some sovereigns has improved, and right after reporting period ended, Standard & Poor’s raised their credit rating on Spain to BBB+ from BBB. We believe low inflation and slow growth increases the potential for easing actions by the ECB later this year, which should support asset prices.

Many emerging markets economies continue to face challenges. We look to take advantage of some select opportunities, but are likely to remain underweight compared to the Index through the end of the year. Significant actions by emerging market central banks could help to stabilize asset prices temporarily, but we prefer to avoid the economic and market risks for the time being.

Credit quality in U.S. corporates continues to deteriorate. To counter any downturn, we have been moving into higher quality credit risk, particularly in high yield and emerging markets. Over the reporting period we reduced our allocation to both of these sectors. Defaults have increased slightly, with about three-quarters of all defaults coming from the energy, metals and mining, and the chemical sectors, sectors where we remain underweight at period end.

We have an overweight in European credit and U.S. mortgage-backed securities at period end, but are underweight U.S. investment-grade credit, and interest rate exposure. At period end, the Fund’s duration was approximately 4 years.

At period end, we have a near zero allocation to foreign exchange and continue to seek tactical opportunities without taking any significant exposure. The Fund has only one meaningful currency overweight position, which is in the Indian rupee. We believe India’s growth prospects are attractive compared to many other emerging market countries. Although the Fund is currently underweight most other emerging market currencies, the largest underweight is the Brazilian real where continued political turmoil, weak economy and high inflation are harming the prospects for the currency.

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Late in the reporting period, we made our first allocation to Apollo Credit Management, LLC for specific credit strategies outside our core internal capabilities. The initial investments have been in European high yield, middle market loans and the U.S. commercial real estate market.

Michael Mata Portfolio Manager	Hemant Baijal[1] Portfolio Manager

Krishna Memani Portfolio Manager

1. Hemant Baijal became a Portfolio Manager in March 2015.

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	68.6%
United Kingdom	3.5
India	2.7
France	2.2
Brazil	1.9
Netherlands	1.8
Mexico	1.8
Canada	1.3
Italy	1.2
Spain	1.1

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	69.9%
Europe	14.3
Latin America	6.6
Asia	5.1
Middle East/Africa	2.4
Supranational	0.9
Emerging Europe	0.8

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2015, and are based on total market value of investments.

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PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	57.7%
Investment Companies
Oppenheimer Institutional Money Market Fund	6.0
Oppenheimer Master Event-Linked Bond Fund, LLC	2.4
Oppenheimer Master Loan Fund, LLC	5.7
Oppenheimer Ultra-Short Duration Fund	1.1
Mortgage-Backed Obligations
Government Agency	4.8
Non-Agency	7.0
Foreign Government Obligations	7.7
Asset-Backed Securities	3.3
U.S. Government Obligations	2.3
Corporate Loans	1.1
Structured Securities	0.6
Common Stocks	0.2
Over-the-Counter Options Purchased	0.1
Over-the-Counter Interest Rate Swaptions Purchased	—*
Rights, Warrants and Certificates	—

*	Represents a value less than 0.05%

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2015, and are based on the total market value of investments. The Fund may invest without limit in below investment-grade securities, which carry a greater risk that the issue may default on principal or interest payments, and in foreign securities, which entail higher expenses and risks, such as currency fluctuation.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	12.9%
AA	1.8
A	5.4
BBB	21.3
BB	23.5
B	18.9
CCC	3.5
CC	0.6
C	0.0
D	1.0
Unrated	11.1
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2015, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	-2.06%	3.10%		4.87%
Class B (OPSGX)	11/30/92	-2.54%	2.28%		4.34%
Class C (OSICX)	5/26/95	-2.56%	2.38%		4.11%
Class I (OSIIX)	1/27/12	-1.41%	3.29%	*	N/A
Class R (OSINX)	3/1/01	-2.06%	2.80%		4.50%
Class Y (OSIYX)	1/26/98	-1.83%	3.38%		5.16%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/15

	Inception Date	1-Year	5-Year		10-Year
Class A (OPSIX)	10/16/89	-6.72%	2.10%		4.36%
Class B (OPSGX)	11/30/92	-7.24%	1.94%		4.34%
Class C (OSICX)	5/26/95	-3.50%	2.38%		4.11%
Class I (OSIIX)	1/27/12	-1.41%	3.29%	*	N/A
Class R (OSINX)	3/1/01	-2.06%	2.80%		4.50%
Class Y (OSIYX)	1/26/98	-1.83%	3.38%		5.16%

*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/15
Class A	4.28%
Class B	3.71
Class C	3.71
Class I	4.93
Class R	4.23
Class Y	4.73

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 9/30/15 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, J.P. Morgan Domestic High Yield Index and its Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J. P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by developed countries. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J. P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During 6 Months Ended September 30, 2015
Class A	$1,000.00	$964.60	$4.99
Class B	1,000.00	963.50	8.75
Class C	1,000.00	963.30	8.70
Class I	1,000.00	968.90	2.82
Class R	1,000.00	965.80	6.23
Class Y	1,000.00	965.70	3.75

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.00	5.13
Class B	1,000.00	1,016.19	8.99
Class C	1,000.00	1,016.24	8.93
Class I	1,000.00	1,022.21	2.89
Class R	1,000.00	1,018.75	6.40
Class Y	1,000.00	1,021.26	3.86

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.01%
Class B	1.77
Class C	1.76
Class I	0.57
Class R	1.26
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2015

		Principal Amount	Value

Asset-Backed Securities—3.3%
American Credit Acceptance Receivables Trust:
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		$1,945,000	$1,950,160
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		645,000	647,441
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		2,000,000	2,012,140
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]		1,905,000	1,920,393
Series 2015-3, Cl. B, 3.56%, 10/12/21[1,2]		1,610,000	1,609,838
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]		1,460,000	1,496,921
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		1,260,000	1,290,632
Series 2012-4, Cl. D, 2.68%, 10/9/18		1,090,000	1,104,253
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,715,000	1,741,868
Series 2013-3, Cl. D, 3.00%, 7/8/19		1,540,000	1,570,634
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		750,000	767,379
Series 2013-4, Cl. D, 3.31%, 10/8/19		1,505,000	1,544,163
Series 2013-5, Cl. D, 2.86%, 12/9/19		2,555,000	2,584,583
Series 2014-1, Cl. C, 2.15%, 3/9/20		1,905,000	1,916,951
Series 2014-1, Cl. E, 3.58%, 8/9/21		500,000	507,286
Series 2014-2, Cl. D, 2.57%, 7/8/20		2,165,000	2,164,463
Series 2014-2, Cl. E, 3.37%, 11/8/21		1,175,000	1,182,060
Series 2014-3, Cl. D, 3.13%, 10/8/20		775,000	785,735
Series 2014-4, Cl. D, 3.07%, 11/9/20		975,000	987,052
Series 2015-2, Cl. D, 3.00%, 6/8/21		870,000	876,150
Series 2015-3, Cl. D, 3.34%, 8/8/21		935,000	947,958
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.09%, 5/22/50[3]	EUR	1,269,987	1,348,938
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		1,170,000	1,205,902
Series 2014-2, Cl. C, 3.29%, 3/15/21		385,000	385,910
Series 2014-4, Cl. C, 3.56%, 9/15/21		445,000	447,525
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		990,000	994,610
Series 2014-1, Cl. D, 3.39%, 7/22/19		580,000	593,181
Series 2014-3, Cl. D, 3.14%, 2/20/20		775,000	785,129
Series 2015-2, Cl. C, 2.67%, 8/20/20		810,000	814,669
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		948,192	945,807
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20		1,365,000	1,376,134
Series 2015-2, Cl. D, 3.04%, 11/15/21		525,000	528,685
Series 2015-3, Cl. D, 3.27%, 3/15/22		935,000	947,685
CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]		1,430,625	1,445,308
CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]		912,821	907,492
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]		1,969,516	1,961,532
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		211,155	210,881
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]		2,265,000	2,284,356
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]		1,700,000	1,713,620
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]		1,814,815	1,848,223
Drive Auto Receivables Trust:
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]		1,290,000	1,297,923
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]		1,550,000	1,555,031

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	$1,255,000	$1,256,562
DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	1,087,807	1,091,165
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	935,000	940,378
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,210,000	2,254,222
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,785,000	1,809,173
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	900,000	919,582
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	920,000	928,305
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,172,453	1,167,481
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	210,000	210,722
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	1,640,000	1,672,664
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,145,000	1,151,489
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	2,655,000	2,687,485
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	177,116	176,847
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	541,043
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	960,000	970,355
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	840,000	847,164
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	620,000	624,779
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	645,000	652,549
Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	898,568	896,088
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,245,000	1,251,634
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	769,825	769,608
ICE EM CLO:
Series 2007-1A, Cl. B, 2.219%, 8/15/22[1,3]	21,000,000	19,943,700
Series 2007-1A, Cl. C, 3.519%, 8/15/22[1,3]	17,780,000	16,759,428
Series 2007-1A, Cl. D, 5.519%, 8/15/22[1,3]	16,050,391	15,060,082
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.494%, 10/25/19[1,3]	545,000	541,072
Santander Drive Auto Receivables Trust:
Series 2012-5, Cl. D, 3.30%, 9/17/18	1,830,000	1,867,948
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,255,000	3,276,506
Series 2013-2, Cl. D, 2.57%, 3/15/19	3,740,000	3,798,428
Series 2013-3, Cl. D, 2.42%, 4/15/19	720,000	723,165
Series 2013-4, Cl. D, 3.92%, 1/15/20	2,160,000	2,230,163
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,641,543
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,220,000	3,259,434
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	970,000	997,497
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,267,753
Series 2014-2, Cl. D, 2.76%, 2/18/20	1,875,000	1,883,023
Series 2014-3, Cl. D, 2.65%, 8/17/20	1,865,000	1,878,194
Series 2014-4, Cl. D, 3.10%, 11/16/20	2,840,000	2,869,731
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,335,000	1,350,493
Series 2015-2, Cl. D, 3.02%, 4/15/21	1,420,000	1,412,496
Series 2015-3, Cl. D, 3.49%, 5/17/21	1,760,000	1,790,479
Series 2015-4, Cl. D, 3.53%, 8/16/21	1,375,000	1,387,544

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Asset-Backed Securities (Continued)
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		$790,000	$796,304
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]		2,735,000	2,747,216
TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]		418,895	417,078
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		850,000	857,295
TDA CAM 7 Fondo de Titulizacion de Activos, Series 7, Cl. A2, 0.108%, 2/26/49[3]	EUR	3,705,418	3,872,673
TDA IBERCAJA 2 Fondo de Titulizacion de Activos, Series 2, Cl. A, 0.091%, 10/26/42	EUR	1,075,577	1,144,264
TDA IBERCAJA 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.269%, 11/25/51	EUR	1,759,734	1,817,588
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		416,534	421,700
Tucson First Mezzanine LP LLC, Series A, 8%, 10/1/20		10,000,000	10,000,000
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		1,150,000	1,157,442
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		740,000	736,504
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		740,000	742,044
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]		1,110,000	1,115,273
Total Asset-Backed Securities (Cost $186,809,234)			185,789,956

Mortgage-Backed Obligations—11.7%
Government Agency—4.8%
FHLMC/FNMA/FHLB/Sponsored—3.4%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34		750,726	835,166
5.50%, 9/1/39		2,136,933	2,369,823
6.00%, 1/1/19-7/1/24		1,447,255	1,573,244
6.50%, 4/1/18-6/1/35		952,048	1,096,819
7.00%, 8/1/21-3/1/35		1,335,542	1,540,283
7.50%, 1/1/32-2/1/32		1,905,500	2,286,025
8.50%, 8/1/31		95,019	115,126
10.00%, 5/1/20		46,892	51,413
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20		14,841	15,222
10.50%, 5/1/20		33,840	37,606
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 7.671%, 4/1/27[4]		185,223	41,249
Series 192, Cl. IO, 3.555%, 2/1/28[4]		82,562	17,389
Series 205, Cl. IO, 8.873%, 9/1/29[4]		504,097	105,728
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]		205,688	53,794
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]		183,905	26,293
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]		138,200	28,551
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]		435,871	76,267
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22		1,618,387	1,801,796
Series 151, Cl. F, 9.00%, 5/15/21		2,315	2,564
Series 1590, Cl. IA, 1.257%, 10/15/23[3]		1,201,155	1,233,548
Series 1674, Cl. Z, 6.75%, 2/15/24		51,636	57,311
Series 2034, Cl. Z, 6.50%, 2/15/28		12,117	13,885

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2042, Cl. N, 6.50%, 3/15/28	$14,044	$ 15,660
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,228,285	1,374,733
Series 2053, Cl. Z, 6.50%, 4/15/28	10,294	11,788
Series 2116, Cl. ZA, 6.00%, 1/15/29	655,194	743,595
Series 2122, Cl. F, 0.657%, 2/15/29[3]	29,283	29,618
Series 2279, Cl. PK, 6.50%, 1/15/31	19,655	22,570
Series 2326, Cl. ZP, 6.50%, 6/15/31	167,916	188,777
Series 2344, Cl. FP, 1.157%, 8/15/31[3]	408,111	420,632
Series 2368, Cl. PR, 6.50%, 10/15/31	22,782	25,608
Series 2368, Cl. TG, 6.00%, 10/15/16	15,331	15,465
Series 2401, Cl. FA, 0.857%, 7/15/29[3]	54,383	55,363
Series 2412, Cl. GF, 1.157%, 2/15/32[3]	632,340	651,165
Series 2427, Cl. ZM, 6.50%, 3/15/32	770,439	885,566
Series 2451, Cl. FD, 1.207%, 3/15/32[3]	249,681	257,625
Series 2453, Cl. BD, 6.00%, 5/15/17	11,210	11,583
Series 2461, Cl. PZ, 6.50%, 6/15/32	100,309	115,563
Series 2464, Cl. FI, 1.207%, 2/15/32[3]	236,186	242,470
Series 2470, Cl. AF, 1.207%, 3/15/32[3]	402,838	415,674
Series 2470, Cl. LF, 1.207%, 2/15/32[3]	241,552	247,978
Series 2475, Cl. FB, 1.207%, 2/15/32[3]	330,821	339,709
Series 2517, Cl. GF, 1.207%, 2/15/32[3]	199,721	205,034
Series 2551, Cl. LF, 0.707%, 1/15/33[3]	31,589	31,883
Series 2564, Cl. MP, 5.00%, 2/15/18	38,942	40,432
Series 2585, Cl. HJ, 4.50%, 3/15/18	21,590	22,365
Series 2635, Cl. AG, 3.50%, 5/15/32	329,345	346,034
Series 2668, Cl. AZ, 4.00%, 9/15/18	116,149	119,668
Series 2676, Cl. KY, 5.00%, 9/15/23	678,199	729,009
Series 2707, Cl. QE, 4.50%, 11/15/18	236,259	246,333
Series 2770, Cl. TW, 4.50%, 3/15/19	57,754	59,928
Series 3010, Cl. WB, 4.50%, 7/15/20	10,898	11,444
Series 3025, Cl. SJ, 23.993%, 8/15/35[3]	515,175	835,435
Series 3741, Cl. PA, 2.15%, 2/15/35	890,811	904,528
Series 3815, Cl. BD, 3.00%, 10/15/20	35,949	36,772
Series 3840, Cl. CA, 2.00%, 9/15/18	24,446	24,747
Series 3848, Cl. WL, 4.00%, 4/15/40	1,141,806	1,207,609
Series 3857, Cl. GL, 3.00%, 5/15/40	24,757	25,806
Series 3917, Cl. BA, 4.00%, 6/15/38	620,008	652,123
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,024,293	1,027,908
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	25,538	3,366
Series 2049, Cl. PL, 19.695%, 4/15/28[4]	144,997	19,114
Series 2074, Cl. S, 50.739%, 7/17/28[4]	128,807	27,274
Series 2079, Cl. S, 0.00%, 7/17/28[4,5]	229,057	52,050
Series 2177, Cl. SB, 0.00%, 8/15/29[4,6]	142,468	41,012
Series 2526, Cl. SE, 24.764%, 6/15/29[4]	261,063	62,465
Series 2682, Cl. TQ, 0.00%, 10/15/33[4,6]	998,519	250,593
Series 2795, Cl. SH, 7.958%, 3/15/24[4]	1,865,129	267,273
Series 2920, Cl. S, 0.00%, 1/15/35[4,6]	1,781,964	354,620
Series 2922, Cl. SE, 4.401%, 2/15/35[4]	115,629	22,579

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2981, Cl. AS, 0.00%, 5/15/35[4,5]	$938,595	$172,276
Series 2981, Cl. BS, 0.00%, 5/15/35[4,6]	1,953,284	439,175
Series 3004, Cl. SB, 0.00%, 7/15/35[4,6]	2,782,417	455,209
Series 3201, Cl. SG, 2.388%, 8/15/36[4]	786,259	159,660
Series 3397, Cl. GS, 13.286%, 12/15/37[4]	599,408	121,551
Series 3424, Cl. EI, 6.798%, 4/15/38[4]	254,809	35,741
Series 3450, Cl. BI, 6.821%, 5/15/38[4]	875,585	149,966
Series 3606, Cl. SN, 0.00%, 12/15/39[4,5]	464,308	86,972
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,018,551	59,615
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	676,723	31,787
Federal National Mortgage Assn.:
3.00%, 10/1/30[2]	26,085,000	27,169,229
3.50%, 10/1/45[2]	16,875,000	17,610,651
4.00%, 10/1/45[2]	52,235,000	55,732,297
4.50%, 10/1/45[2]	3,647,000	3,780,229
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	48,416,218	793,372
Series 2001-T3, Cl. IO, 6.198%, 11/25/40[4]	6,981,423	119,410
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,775,693	1,876,981
4.50%, 12/1/20	642,068	669,622
5.00%, 2/1/18-12/1/21	3,161,103	3,287,555
5.50%, 1/1/22-5/1/36	899,913	1,000,076
6.00%, 6/1/17-1/1/19	21,188	21,807
6.50%, 4/1/18-1/1/34	4,267,738	4,906,013
7.00%, 11/1/17-4/1/34	6,606,061	7,857,211
7.50%, 2/1/27-3/1/33	2,934,857	3,582,150
8.50%, 7/1/32	18,632	20,231
9.50%, 3/15/21	10,963	11,094
11.00%, 7/1/16-2/1/26	108,483	119,064
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 37.299%, 5/25/23[4]	208,490	41,831
Series 247, Cl. 2, 21.162%, 10/25/23[4]	100,557	22,798
Series 252, Cl. 2, 25.656%, 11/25/23[4]	26,189	5,481
Series 254, Cl. 2, 10.033%, 1/25/24[4]	73,623	9,126
Series 301, Cl. 2, 0.00%, 4/25/29[4,5]	239,029	50,448
Series 303, Cl. IO, 32.789%, 11/25/29[4]	228,810	56,552
Series 313, Cl. 2, 5.383%, 6/25/31[4]	1,935,705	243,636
Series 319, Cl. 2, 0.822%, 2/25/32[4]	634,090	130,610
Series 321, Cl. 2, 0.476%, 4/25/32[4]	1,121,856	227,653
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	490,689	101,335
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	432,288	45,884
Series 331, Cl. 5, 0.00%, 2/25/33[4,5]	977,444	188,618
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	1,877,302	447,406
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	808,570	152,280
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	1,153,342	259,952
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	2,394,709	470,967
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	658,863	129,067
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	304,115	56,086
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	533,802	99,616

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	$390,334	$76,919
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	188,836	34,954
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	27,248	4,807
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	69,521	78,400
Series 1997-45, Cl. CD, 8.00%, 7/18/27	626,982	724,687
Series 1998-58, Cl. PC, 6.50%, 10/25/28	368,493	416,052
Series 1999-14, Cl. MB, 6.50%, 4/25/29	19,943	22,834
Series 1999-54, Cl. LH, 6.50%, 11/25/29	646,069	735,087
Series 2001-19, Cl. Z, 6.00%, 5/25/31	284,352	321,640
Series 2001-44, Cl. QC, 6.00%, 9/25/16	13,613	13,885
Series 2001-65, Cl. F, 0.794%, 11/25/31[3]	462,180	470,035
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	573,430	651,517
Series 2002-12, Cl. PG, 6.00%, 3/25/17	115,737	118,875
Series 2002-19, Cl. PE, 6.00%, 4/25/17	39,940	40,337
Series 2002-21, Cl. PE, 6.50%, 4/25/32	643,094	734,631
Series 2002-29, Cl. F, 1.194%, 4/25/32[3]	255,218	262,285
Series 2002-64, Cl. FJ, 1.194%, 4/25/32[3]	78,443	80,615
Series 2002-68, Cl. FH, 0.713%, 10/18/32[3]	162,771	164,917
Series 2002-81, Cl. FM, 0.694%, 12/25/32[3]	318,321	322,439
Series 2002-84, Cl. FB, 1.194%, 12/25/32[3]	52,873	54,299
Series 2002-9, Cl. PC, 6.00%, 3/25/17	122,144	125,578
Series 2003-100, Cl. PA, 5.00%, 10/25/18	658,872	688,543
Series 2003-11, Cl. FA, 1.194%, 9/25/32[3]	72,151	74,097
Series 2003-112, Cl. AN, 4.00%, 11/25/18	230,777	237,993
Series 2003-116, Cl. FA, 0.594%, 11/25/33[3]	167,975	169,168
Series 2003-84, Cl. GE, 4.50%, 9/25/18	45,766	47,474
Series 2004-101, Cl. BG, 5.00%, 1/25/20	416,612	425,552
Series 2004-25, Cl. PC, 5.50%, 1/25/34	128,690	135,352
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,399,132
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,409,922	1,508,385
Series 2006-11, Cl. PS, 23.856%, 3/25/36[3]	520,666	800,136
Series 2006-46, Cl. SW, 23.488%, 6/25/36[3]	727,086	996,025
Series 2008-75, Cl. DB, 4.50%, 9/25/23	485,800	504,075
Series 2009-113, Cl. DB, 3.00%, 12/25/20	956,183	979,109
Series 2009-36, Cl. FA, 1.134%, 6/25/37[3]	605,579	621,404
Series 2009-70, Cl. TL, 4.00%, 8/25/19	915,239	940,776
Series 2010-43, Cl. KG, 3.00%, 1/25/21	237,925	244,525
Series 2011-122, Cl. EC, 1.50%, 1/25/20	751,596	756,416
Series 2011-15, Cl. DA, 4.00%, 3/25/41	544,780	573,053
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,581,690	1,619,816
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,352,930	1,484,319
Series 2011-38, Cl. AH, 2.75%, 5/25/20	26,502	27,046
Series 2011-6, Cl. BA, 2.75%, 6/25/20	633,824	643,385
Series 2011-69, Cl. EA, 3.00%, 11/25/29	536,765	545,602
Series 2011-82, Cl. AD, 4.00%, 8/25/26	531,525	550,020
Series 2011-88, Cl. AB, 2.50%, 9/25/26	387,278	393,126
Series 2012-20, Cl. FD, 0.594%, 3/25/42[3]	2,224,095	2,235,395
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 21.065%, 11/18/31[4]	524,604	117,416
Series 2001-63, Cl. SD, 13.307%, 12/18/31[4]	16,351	3,583

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2001-68, Cl. SC, 5.885%, 11/25/31[4]	$10,494	$2,461
Series 2001-81, Cl. S, 16.764%, 1/25/32[4]	147,970	41,002
Series 2002-28, Cl. SA, 26.567%, 4/25/32[4]	125,645	28,063
Series 2002-38, Cl. SO, 40.574%, 4/25/32[4]	139,923	29,100
Series 2002-39, Cl. SD, 32.533%, 3/18/32[4]	217,699	53,481
Series 2002-48, Cl. S, 22.247%, 7/25/32[4]	196,366	48,606
Series 2002-52, Cl. SL, 23.884%, 9/25/32[4]	119,780	29,147
Series 2002-53, Cl. SK, 31.728%, 4/25/32[4]	135,703	34,003
Series 2002-56, Cl. SN, 23.776%, 7/25/32[4]	269,306	65,563
Series 2002-65, Cl. SC, 55.363%, 6/25/26[4]	481,035	109,367
Series 2002-77, Cl. IS, 36.196%, 12/18/32[4]	238,386	57,740
Series 2002-77, Cl. SH, 26.758%, 12/18/32[4]	208,979	47,292
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	1,430,411	425,441
Series 2002-9, Cl. MS, 18.95%, 3/25/32[4]	209,196	49,513
Series 2003-13, Cl. IO, 8.105%, 3/25/33[4]	1,082,506	184,135
Series 2003-26, Cl. DI, 8.706%, 4/25/33[4]	684,019	171,043
Series 2003-26, Cl. IK, 11.478%, 4/25/33[4]	119,872	15,938
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	629,443	151,295
Series 2003-4, Cl. S, 25.128%, 2/25/33[4]	311,633	78,352
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	106,969	14,318
Series 2004-56, Cl. SE, 9.209%, 10/25/33[4]	699,642	149,793
Series 2005-12, Cl. SC, 8.083%, 3/25/35[4]	55,519	11,520
Series 2005-14, Cl. SE, 27.276%, 3/25/35[4]	424,212	72,298
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	2,438,642	470,890
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	1,089,574	200,727
Series 2005-52, Cl. JH, 1.047%, 5/25/35[4]	1,312,904	253,233
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	2,411,016	474,361
Series 2007-88, Cl. XI, 26.929%, 6/25/37[4]	4,432,296	798,181
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	275,665	40,976
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	360,621	19,302
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	1,379,685	83,576
Series 2011-96, Cl. SA, 5.393%, 10/25/41[4]	460,146	86,047
Series 2012-134, Cl. SA, 11.504%, 12/25/42[4]	1,628,469	414,029
Series 2012-40, Cl. PI, 0.00%, 4/25/41[4,5]	4,726,506	664,393
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	388
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	4,265,037	54,607
Series 1995-2B, Cl. 2IO, 11.301%, 6/15/25[4]	368,993	9,285
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	11,923,617	67,724
		191,768,844

GNMA/Guaranteed—1.4%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	567,467	621,798
8.00%, 1/15/28-9/15/28	347,014	375,473
Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[3]	3,531	3,684
3.50%, 10/1/45[2]	69,030,000	72,349,371
7.00%, 1/20/30	92,735	111,713
11.00%, 10/20/19	1,348	1,356

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 18.108%, 4/16/37[4]	$1,520,718	$320,006
Series 2011-52, Cl. HS, 9.049%, 4/16/41[4]	2,734,913	545,924
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	2,785,280	3,294,214
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,368,559	1,594,100
		79,217,639

Non-Agency—6.9%
Commercial—6.2%
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.506%, 7/20/36[3]	2,609,962	2,450,047
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,3]	352,825	357,583
Series 2012-RR2, Cl. 6A3, 2.852%, 9/26/35[1,3]	1,174,470	1,176,937
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	482,787	481,958
Series 2013-RR2, Cl. 5A2, 2.661%, 3/26/36[1,3]	11,382,983	9,752,905
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	677,352	681,797
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	445,546	18,169
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	3,081,014	3,044,589
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.604%, 4/10/46[1,3]	865,000	807,417
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.631%, 3/25/36[1,3]	29,966,312	29,230,901
Series 2012-8, Cl. 1A1, 2.753%, 10/25/35[1,3]	2,179,350	2,191,016
Series 2014-8, Cl. 1A2, 0.506%, 7/20/36[1,3]	1,635,000	1,325,126
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.727%, 10/15/45[1,3]	250,000	242,878
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,3]	1,880,000	1,794,254
Series 2013-CR6, Cl. D, 4.312%, 3/10/46[1,3]	5,435,000	4,968,807
Series 2013-CR7, Cl. D, 4.493%, 3/10/46[1,3]	8,505,000	7,782,079
Series 2013-CR9, Cl. D, 4.40%, 7/10/45[1,3]	7,315,000	6,739,917
Series 2013-LC13, Cl. D, 5.215%, 8/10/46[1,3]	4,933,000	4,860,278
Series 2014-UBS3, Cl. D, 4.975%, 6/10/47[1,3]	20,455,000	18,572,537
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	9,545,473	795,276
Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 3.094%, 7/25/24[3]	9,390,000	8,530,998
Series 2015-C01, Cl. 1M2, 4.494%, 2/25/25[3]	7,500,000	7,322,010
Series 2015-C03, Cl. 1M2, 5.194%, 7/25/25[3]	10,195,000	10,177,832
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	2,150,000	2,151,370
CSMC, Series 2009-13R, Cl. 4A1, 2.751%, 9/26/36[1,3]	49,748	50,032
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	360,000	390,205
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.436%, 7/22/36[1,3]	920,000	798,913
FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.541%, 11/25/46[1,3]	125,000	126,056
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,3]	1,975,000	1,946,403
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,3]	335,000	328,852
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,3]	520,000	516,108
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,3]	5,590,000	5,363,175

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K502, Cl. C, 3.297%, 3/25/45[1,3]	$630,000	$640,762
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,3]	660,000	662,653
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,3]	420,000	419,753
Series 2014-K715, Cl. C, 4.264%, 2/25/46[1,3]	25,000	25,735
Series 2015-K44, Cl. B, 3.811%, 1/25/48[1,3]	1,635,000	1,623,720
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,3]	4,577,000	4,072,294
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.885%, 7/25/35[3]	577,517	572,006
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.568%, 12/15/47[1,3]	1,500,000	1,442,548
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	1,310,000	1,346,187
Series 2013-C10, Cl. D, 4.295%, 12/15/47[3]	8,197,000	7,711,188
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.62%, 7/25/35[3]	382,599	384,194
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.751%, 9/26/36[1,3]	188,905	189,242
Series 2009-5, Cl. 1A2, 2.739%, 7/26/36[1,3]	19,214,344	17,039,972
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.714%, 8/15/46[1,3]	8,445,000	8,005,510
Series 2013-C15, Cl. D, 5.251%, 11/15/45[1,3]	3,755,000	3,701,844
Series 2014-C21, Cl. D, 4.816%, 8/15/47[1,3]	14,850,000	13,269,091
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	3,635,000	3,830,479
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,700,000	3,800,472
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	97,010	81,439
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.813%, 11/15/45[1,3]	2,240,000	2,209,030
Series 2013-C12, Cl. D, 4.926%, 10/15/46[1,3]	7,630,000	7,404,522
Series 2013-C13, Cl. D, 5.057%, 11/15/46[1,3]	430,000	418,372
Series 2013-C7, Cl. D, 4.437%, 2/15/46[1,3]	1,720,000	1,648,589
Series 2013-C8, Cl. D, 4.309%, 12/15/48[1,3]	655,000	620,695
Series 2014-C14, Cl. B, 4.804%, 2/15/47[3]	680,000	733,903
Series 2014-C14, Cl. D, 4.994%, 2/15/47[1,3]	9,810,000	9,369,075
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,307,000	2,397,626
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 1.983%, 11/26/36[1,3]	2,214,353	2,178,904
Series 2012-R3, Cl. 1B, 1.983%, 11/26/36[1,3]	12,688,453	9,524,062
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.387%, 6/26/46[1,3]	353,508	356,023
RALI Trust, Series 2005-QA4, Cl. A32, 3.12%, 4/25/35[3]	79,676	8,502
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.409%, 8/25/34[3]	15,576,406	15,486,047
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 2.394%, 2/25/24[3]	135,000	136,079
Series 2014-DN4, Cl. M3, 4.744%, 10/25/24[3]	13,185,000	13,218,266
Series 2014-HQ2, Cl. M3, 3.944%, 9/25/24[3]	16,320,000	15,347,491
Series 2015-DN1, Cl. M3, 4.344%, 1/25/25[3]	4,505,000	4,500,132
Series 2015-DNA2, Cl. M2, 2.794%, 12/25/27[3]	70,000	70,650
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 5.046%, 5/10/63[1,3]	7,872,194	7,852,474
Series 2013-C5, Cl. D, 4.226%, 3/10/46[1,3]	13,830,000	12,882,431

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.909%, 4/25/47[3]	$1,299,460	$998,187
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.617%, 2/25/35[3]	5,082,571	5,124,431
Series 2005-AR10, Cl. 1A1, 2.695%, 6/25/35[3]	2,694,307	2,760,412
Series 2005-AR15, Cl. 1A6, 2.736%, 9/25/35[3]	11,266,865	10,779,596
Series 2006-AR7, Cl. 2A4, 2.653%, 5/25/36[3]	4,558,622	4,357,381
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.605%, 12/15/45[1,3]	385,000	368,924
Series 2012-C7, Cl. E, 4.994%, 6/15/45[1,3]	660,000	654,297
Series 2012-C8, Cl. E, 5.037%, 8/15/45[1,3]	2,025,000	2,024,685
Series 2013-C11, Cl. D, 4.319%, 3/15/45[1,3]	1,309,000	1,246,666
Series 2013-C15, Cl. D, 4.63%, 8/15/46[1,3]	12,358,996	11,612,296
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	22,427,442	1,009,560
		351,094,822

Multi-Family—0.1%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.736%, 9/25/35[3]	1,114,949	1,092,466
Series 2006-AR2, Cl. 2A3, 2.651%, 3/25/36[3]	7,097,351	7,024,560
		8,117,026

Residential—0.6%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	29,942	29,779
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.754%, 2/25/33[3]	15,989	14,674
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,806,527	2,799,934
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.731%, 5/25/35[3]	3,749,994	3,744,069
Series 2005-3, Cl. 2A4, 2.892%, 8/25/35[3]	6,591,979	5,617,902
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.437%, 12/15/35[3]	185,028	161,019
Series 2006-H, Cl. 2A1A, 0.357%, 11/15/36[3]	94,729	70,739
GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 2.726%, 9/25/35[3]	7,630,520	7,716,256
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	1,483,380	1,508,531
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.504%, 7/25/35[3]	34,834	32,459
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.294%, 8/25/36[3]	4,323,508	1,897,603
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.617%, 12/25/34[3]	135,709	134,593
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[7,8]	4,912,783	1,277,324
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	1,358	1,362
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	98,143	79,537
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	7,491,402	7,079,780
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.464%, 10/25/33[3]	206,090	211,201

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR4, Cl. 2A2, 2.639%, 4/25/35[3]		$337,734	$339,625
Series 2006-AR14, Cl. 1A2, 5.836%, 10/25/36[3]		3,796,188	3,701,867
Series 2006-AR8, Cl. 2A1, 2.705%, 4/25/36[3]		68,559	67,193
			36,485,447
Total Mortgage-Backed Obligations (Cost $648,597,803)			666,683,778

U.S. Government Obligations—2.3%
Federal National Mortgage Assn. Nts., 1%, 9/27/17		2,260,000	2,270,823
United States Treasury Bonds, Strips, 0.905%, 8/15/16[9]		11,000,000	10,970,124
United States Treasury Nts.:
0.625%, 6/30/17-9/30/17		76,392,000	76,408,472
0.625%, 4/30/18[10]		646,000	642,917
0.875%, 7/15/17[11]		9,030,000	9,072,739
2.00%, 9/30/20[10]		29,428,000	30,288,622
2.50%, 8/15/23[10]		2,703,000	2,826,800
Total U.S. Government Obligations (Cost $131,183,652)			132,480,497

Foreign Government Obligations—7.6%
Brazil—1.1%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		3,030,000	2,408,850
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts., 10%, 1/1/25	BRL	304,800,000	57,555,209
			59,964,059

Cayman Islands—0.0%
Lima Metro Line 2 Finance Ltd. Sr. Sec. Bonds, 5.875%, 7/5/34[1]		2,575,000	2,504,187

Colombia—0.2%
Republic of Colombia Sr. Unsec. Nts., Series B, 10.00%, 7/24/24	COP	34,830,000,000	12,645,059

Dominican Republic—0.3%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		4,065,000	4,086,077
Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		4,070,000	3,947,900
5.875%, 4/18/24[1]		975,000	962,813
6.60%, 1/28/24[1]		2,740,000	2,849,600
6.85%, 1/27/45[1]		6,020,000	5,824,350
			17,670,740

Egypt—0.1%
Arab Republic of Egypt Bonds:
5.875%, 6/11/25[1]		4,245,000	4,022,137
6.875%, 4/30/40[1]		670,000	633,150
			4,655,287

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Hungary—0.5%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	4,842,000,000	$21,438,065
Series 23/A, 6.00%, 11/24/23	HUF	1,538,000,000	6,586,718
			28,024,783

India—1.7%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		3,815,000	3,896,149
Republic of India Bonds:
8.27%, 6/9/20	INR	2,592,000,000	40,528,550
8.40%, 7/28/24	INR	3,139,000,000	49,863,904
			94,288,603

Indonesia—0.4%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,800,000	2,905,000
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		1,830,000	1,711,050
6.125%, 3/15/19[1]		6,355,000	6,982,556
Republic of Indonesia Treasury Bonds, Series FR70, 8.375%, 3/15/24	IDR	186,033,000,000	11,768,905
			23,367,511

Ivory Coast—0.1%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[3]		4,690,000	4,108,299
Republic of Cote d’Ivoire Bonds, 6.375%, 3/3/28[1]		2,145,000	1,908,321
			6,016,620

Jamaica—0.1%
Government of Jamaica Sr. Unsec. Bonds:
6.75%, 4/28/28		1,735,000	1,752,350
7.875%, 7/28/45		4,845,000	4,857,112
			6,609,462

Mexico—1.5%
United Mexican States Bonds, 3%, 3/6/45	EUR	2,555,000	2,363,345
United Mexican States Sr. Unsec. Bonds, 4%, 3/15/2115	EUR	1,705,000	1,581,426
United Mexican States Unsec. Bonds, Series M, 5%, 12/11/19	MXN	1,338,400,000	78,738,605
			82,683,376

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		4,140,000	4,120,335
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		3,435,000	3,482,231
			7,602,566

Panama—0.3%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		3,845,000	3,729,650
4.00%, 9/22/24		1,840,000	1,823,900
5.20%, 1/30/20		7,545,000	8,158,031
6.70%, 1/26/36		1,970,000	2,354,150

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Panama (Continued)
Republic of Panama Sr. Unsec. Bonds: (Continued)
9.375%, 4/1/29		$1,750,000	$2,526,563
			18,592,294

Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 4.625%, 1/25/23[1]		4,605,000	4,547,438

Peru—0.1%
Fondo MIVIVIENDA SA Sr. Unsec. Nts., 3.50%, 1/31/23[1]		6,145,000	5,714,850
Republic of Peru Sr. Unsec. Bonds, 4.125%, 8/25/27		1,890,000	1,871,100
			7,585,950

Serbia—0.1%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		1,795,000	1,864,556
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		3,680,000	3,859,400
			5,723,956

South Africa—0.6%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	183,500,000	12,480,317
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	150,000,000	10,509,287
Series R186, 10.50%, 12/21/26	ZAR	107,600,000	8,909,243
			31,898,847

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		4,850,000	4,703,981
6.00%, 1/14/19[1]		2,670,000	2,710,042
6.25%, 10/4/20[1]		1,170,000	1,187,523
			8,601,546

United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		1,855,000	1,639,106

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		4,295,000	3,779,600

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19		830,000	288,425

Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]		1,945,000	1,848,127

Zambia—0.1%
Republic of Zambia Sr. Unsec. Bonds, 8.97%, 7/30/27[1]		4,710,000	3,744,450
Total Foreign Government Obligations (Cost $490,273,925)			434,281,992

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Corporate Loans—1.1%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[3]		$2,433,156	$2,297,812
Aliplast NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/29/21[2,3]	EUR	1,500,000	1,657,943
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[3]		682,500	684,633
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]		12,205,078	11,085,262
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[3,12]		3,283,500	2,994,142
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3]		6,709,963	6,273,815
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[3]		3,172,838	2,792,097
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.948%, 1/30/19[2,3]		13,689,571	11,396,568
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.671%, 7/30/19[3]		3,511,153	2,944,980
Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 8.973%, 10/3/20[3,14]		5,295,489	5,209,438
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[3,8]		4,445,000	833,437
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[3]		1,049,486	1,050,798
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 2/8/19[3]		1,067,074	928,354
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,8]		12,760,000	5,678,200
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 0.00%, 5/20/18[3,8,14]		5,285,760	26,434
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[3]		6,570,000	6,184,012
Total Corporate Loans (Cost $81,753,727)			62,037,925

Corporate Bonds and Notes—57.5%
Consumer Discretionary—10.9%
Auto Components—1.2%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		8,735,000	9,215,425
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	517,378
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		11,470,000	9,290,700
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,895,000	4,768,066
6.75% Sr. Unsec. Nts., 10/28/19	GBP	5,380,000	9,252,728
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		12,140,000	12,261,400
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	8,677,850
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		11,075,000	11,573,375
			65,556,922

Automobiles—0.7%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31		965,000	1,372,466

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Automobiles (Continued)
Ford Motor Co., 4.75% Sr. Unsec. Nts., 1/15/43		$8,290,000	$7,809,611
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		4,078,000	3,966,870
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		6,715,000	6,241,854
6.25% Sr. Unsec. Nts., 10/2/43		1,620,000	1,718,457
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		1,765,000	1,785,158
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		480,000	481,520
Hyundai Capital America, 4% Sr. Unsec. Nts., 6/8/17[1]		1,747,000	1,808,156
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		6,210,000	6,124,613
Volkswagen International Finance NV, 2.50% Jr. Sub. Perpetual Bonds[3,13]	EUR	2,225,000	1,966,303
ZF North America Capital, Inc.:
4.50% Sr. Unsec. Nts., 4/29/22[1]		3,245,000	3,078,694
4.75% Sr. Unsec. Nts., 4/29/25[1]		1,856,000	1,702,880
			38,056,582

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		5,694,000	5,508,945

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,015,663
Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23		4,200,000	4,284,000
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18		180,000	181,493
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		5,175,000	4,722,188
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		2,330,000	1,834,875
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16		1,573,000	1,574,809
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,045,000	5,120,675
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		9,480,000	9,764,400
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		6,310,000	5,899,850
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		2,915,000	3,017,025
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		12,985,000	13,910,181
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22		1,171,000	1,175,178
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		7,415,000	6,562,275
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	6,815,000	7,177,381
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		3,750,000	3,646,875
6.625% Sr. Unsec. Nts., 12/15/21		6,385,000	6,576,550
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,249,750
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,358,737
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		4,035,000	3,944,213
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	6,013,131
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[7,8]		14,750,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming
Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,049,325
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,380,000	7,018,000

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Wyndham Worldwide Corp., 2.95% Sr. Unsec. Nts., 3/1/17		$1,807,000	$1,829,607

			114,926,181

Household Durables—0.6%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		1,335,000	1,190,686

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		3,295,000	3,410,325

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		5,900,000	5,944,250
7.625% Sr. Unsec. Nts., 5/15/23		3,415,000	3,457,687

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		1,910,000	1,863,778
4.75% Sr. Unsec. Nts., 5/30/25		5,889,000	5,653,440

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		9,805,000	10,711,963

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		1,798,000	1,775,525

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		840,000	843,036

			34,850,690

Leisure Equipment & Products—0.0%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		1,942,000	1,934,477

Media—3.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		679,000	779,474

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		13,495,000	13,063,295

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		5,345,000	5,104,475

Altice Luxembourg SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	12,110,000	12,820,122

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	11,905,705

CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[1]		9,315,000	8,598,863
5.75% Sr. Unsec. Nts., 9/1/23		6,025,000	5,746,344

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]		564,000	562,389
6.484% Sr. Sec. Nts., 10/23/45[1]		938,000	948,123

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		1,129,000	1,164,201

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		18,115,000	15,443,037
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	2,858,137

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,752,162

Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		5,115,000	4,987,125

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		9,890,000	10,174,338

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	2,254,219

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		888,000	893,677

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		1,885,000	1,866,150

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		6,910,000	7,212,313

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		3,860,000	3,821,400
6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,184,563

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		13,410,000	12,957,413

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		1,810,000	1,837,613

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Media (Continued)
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		$6,005,000	$5,479,563
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,258,500
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		963,000	951,381
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		1,880,000	1,880,026
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		649,000	515,187
Time Warner, Inc.:
4.65% Sr. Unsec. Nts., 6/1/44		7,137,000	6,839,922
4.85% Sr. Unsec. Nts., 7/15/45		1,130,000	1,113,972
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		2,750,000	2,674,375
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[1]		3,470,000	3,261,800
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	11,750,000	14,133,183
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		7,425,000	7,833,375
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	4,195,000	6,586,391
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		1,870,000	1,725,075
6.00% Sr. Sec. Nts., 4/15/21	GBP	11,362,500	17,440,091
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,610,000	1,465,100
			216,093,079

Multiline Retail—0.4%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		19,245,000	20,062,913
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45		597,000	587,262
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,14]		4,010,000	4,150,350
			24,800,525

Specialty Retail—1.4%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		11,980,000	9,883,500
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,802,000	1,892,100
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	3,785,512
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		8,390,000	8,675,679
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		592,000	658,971
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		12,016,000	13,397,840
Lowe’s Cos, Inc., 4.375% Sr. Unsec. Nts., 9/15/45		5,706,000	5,789,844
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		1,749,000	1,810,442
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		9,795,000	10,260,263
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		1,660,000	1,653,048
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		8,285,000	8,678,538
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		876,000	886,524
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		10,105,000	11,039,713
			78,411,974

Textiles, Apparel & Luxury Goods—0.7%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		3,970,000	3,940,225
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		8,225,000	8,101,625
6.875% Sr. Unsec. Nts., 5/1/22		1,405,000	1,513,887
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	4,625,000	6,675,436

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods (Continued)
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	$7,020,000	$6,826,950
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	6,995,000	6,960,025
William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21	2,475,000	2,561,625
		36,579,773

Consumer Staples—1.9%
Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,688,989
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	7,630,000	7,725,375
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	1,162,000	1,208,657
		10,623,021

Food & Staples Retailing—0.6%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]	5,135,000	5,033,799
CVS Health Corp.:
5.125% Sr. Unsec. Nts., 7/20/45	489,000	528,286
5.30% Sr. Unsec. Nts., 12/5/43	438,000	485,362
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	799,000	848,333
6.50% Sr. Unsec. Nts., 6/15/17	216,000	232,747
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	6,160,000	6,360,200
Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	1,673,000	1,822,817
6.90% Sr. Unsec. Nts., 4/15/38	450,000	568,389
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,745,075
Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1]	6,300,000	6,276,375
6.75% Sr. Unsec. Nts., 6/15/21	5,685,000	5,841,337
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	992,000	1,017,207
		34,759,927

Food Products—0.7%
BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]	2,160,000	2,052,000
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,860,000	1,895,377
8.50% Sr. Unsec. Nts., 6/15/19	1,200,000	1,436,083
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	3,095,000	3,300,044
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	4,255,000	4,329,462
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,905,000	1,899,876
JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[1]	1,494,000	1,498,318
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	441,000	454,253
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1]	961,000	985,637
4.875% Sec. Nts., 2/15/25[1]	3,785,000	4,044,159
5.20% Sr. Unsec. Nts., 7/15/45[1]	219,000	232,959
Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[1]	1,165,000	1,010,637
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	1,475,000	1,298,000
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,693,975

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Food Products (Continued)
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]		$2,475,000	$2,481,188
7.375% Sr. Unsec. Nts., 2/15/22		6,820,000	6,964,925
Premier Foods Finance plc, 5.588% Sr. Sec. Nts., 3/16/20[3]	GBP	1,500,000	2,044,482
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22		1,764,000	1,689,030
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34		580,000	593,135
			40,903,540

Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]		1,030,000	1,066,050
6.375% Sr. Unsec. Nts., 11/15/20		4,920,000	5,229,345
			6,295,395

Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21		6,240,000	6,084,000

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39		1,028,000	1,667,228
Imperial Tobacco Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]		1,840,000	1,840,300
Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45		835,000	932,698
6.75% Sr. Unsec. Nts., 6/15/17		1,405,000	1,521,588
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21		5,790,000	6,130,162
			12,091,976

Energy—5.6%
Energy Equipment & Services—0.6%
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[7]		4,330,000	3,940,300
GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]		1,255,000	1,237,582
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43		440,000	438,148
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25		743,000	741,348
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		4,215,000	3,329,850
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]		9,830,000	7,690,658
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		4,250,000	3,729,375
Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15		1,770,000	1,767,787
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]		1,908,000	1,908,933
Sinopec Group Overseas Development 2015 Ltd.:
2.50% Sr. Unsec. Nts., 4/28/20[1]		5,475,000	5,403,726
3.25% Sr. Unsec. Nts., 4/28/25[1]		2,740,000	2,622,166
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42		410,000	295,990
			33,105,863

Oil, Gas & Consumable Fuels—5.0%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44		6,217,000	5,554,330
6.20% Sr. Unsec. Nts., 3/15/40		1,033,000	1,096,935
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20		5,270,000	4,901,100
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43		547,000	495,671
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		5,440,000	5,323,589

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	$2,770,000	$2,008,250
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,051,000	975,630
Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	846,000	892,906
California Resources Corp., 5.50% Sr. Unsec. Nts., 9/15/21	8,655,000	5,322,825
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	739,000	730,936
5.90% Sr. Unsec. Nts., 2/1/18	835,000	899,739
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	4,950,000	4,368,375
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	524,000	458,979
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	1,675,000	502,500
Chesapeake Energy Corp., 4.875% Sr. Unsec. Nts., 4/15/22	6,380,000	4,194,850
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,006,000	981,579
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	6,410,000	4,038,300
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	1,300,000	1,348,002
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	1,006,000	978,821
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	8,280,000	7,907,400
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	4,785,000	3,241,837
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	2,425,000	1,830,875
DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[1]	1,047,000	1,048,076
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,855,000	1,859,637
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	6,750,000	3,678,750
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	6,287,000	5,580,894
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,208,225
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	5,968,688
Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	3,505,000	1,664,875
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	1,527,000	1,510,441
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	532,000	470,606
4.90% Sr. Unsec. Nts., 5/15/46	188,000	169,463
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	3,425,000	2,551,625
7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	6,605,025
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	5,870,000	5,363,507
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	4,716,825
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	2,165,000	660,325
Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,058,000	1,129,876
Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21	1,360,000	1,489,320
5.75% Sr. Unsec. Nts., 8/1/23	5,150,000	5,646,038
KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	3,325,000	2,415,613
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	1,388,000	1,413,901
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	5,295,000	4,765,500

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[7]	$3,530,000	$3,680,025
Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	4,775,000	1,122,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.875% Sr. Unsec. Nts., 12/1/24	5,430,000	4,995,600
4.875% Sr. Unsec. Nts., 6/1/25	968,000	892,786
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	11,850,000	9,776,250
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	2,640,000	1,795,200
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	10,010,000	5,305,300
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	3,990,000	3,705,713
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	6,075,000	5,801,625
Noble Energy, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	4,820,000	4,854,661
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	2,245,000	1,945,899
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	2,350,000	1,833,000
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	4,170,000	4,026,635
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	6,450,000	6,271,071
5.45% Sr. Unsec. Nts., 10/14/21[1]	6,555,000	6,391,761
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	3,410,000	1,214,813
Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	3,505,000	928,825
Petrobras Global Finance BV:
3.50% Sr. Unsec. Nts., 2/6/17	2,160,000	1,925,100
4.375% Sr. Unsec. Nts., 5/20/23	1,305,000	854,775
4.875% Sr. Unsec. Nts., 3/17/20	1,930,000	1,418,550
5.375% Sr. Unsec. Nts., 1/27/21	3,555,000	2,602,971
5.625% Sr. Unsec. Nts., 5/20/43	1,775,000	1,096,063
5.75% Sr. Unsec. Nts., 1/20/20	1,185,000	891,713
Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	5,340,000	1,721,883
Petroleos Mexicanos, 5.50% Sr. Unsec. Nts., 6/27/44[1]	1,665,000	1,344,488
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	384,000	348,899
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	712,000	754,299
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	5,365,000	4,774,850
5.00% Sr. Sub. Nts., 3/15/23	979,000	870,698
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,260,000	1,232,368
Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]	5,400,000	5,356,838
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,13]	255,000	248,306
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	4,705,000	4,219,820
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23	6,300,000	5,685,750
5.75% Sr. Sec. Nts., 5/15/24	1,765,000	1,579,675
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	2,490,000	1,680,750
7.75% Sr. Unsec. Nts., 6/15/21	3,315,000	2,469,675

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SandRidge Energy, Inc., 8.75% Sec. Nts., 6/1/20[1]		$2,520,000	$1,532,475
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		5,965,000	5,577,275
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25		1,064,000	948,623
Spectra Energy Partners LP, 4.75% Sr. Unsec. Nts., 3/15/24		1,460,000	1,512,240
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		4,260,000	3,684,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[1]		6,675,000	6,024,188
5.00% Sr. Unsec. Nts., 1/15/18[1]		4,985,000	4,773,138
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		3,663,000	3,571,425
6.25% Sr. Unsec. Nts., 10/15/22[1]		2,805,000	2,748,900
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		585,000	548,623
TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[3,13]	EUR	6,720,000	6,954,784
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]		5,058,000	3,578,535
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22		1,226,000	1,188,378
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		6,620,000	5,762,710
Williams Partners LP/ACMP, 6.125% Sr. Unsec. Nts., 7/15/22		4,205,000	4,251,078
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]		1,445,000	1,504,658
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		2,845,000	2,304,450
6.00% Sr. Unsec. Nts., 1/15/22		4,125,000	3,568,125
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]		1,750,000	1,526,875
			287,150,779

Financials—11.6%
Capital Markets—1.1%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		1,422,000	1,435,735
Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]		1,901,000	1,797,703
Credit Suisse Group AG:
7.50% Jr. Sub. Perpetual Bonds[1,3,13]		5,335,000	5,571,207
7.50% Jr. Sub. Perpetual Bonds[3,13]		7,405,000	7,735,619
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24		2,304,000	2,311,368
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25		1,960,000	1,903,372
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[7]		9,435,000	9,246,300
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45		1,354,000	1,334,770
5.70% Jr. Sub. Perpetual Bonds, Series L3,13		1,836,000	1,831,410
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		11,915,000	11,051,163
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		1,585,000	1,549,526
Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		1,415,000	1,353,351
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		1,125,000	1,072,434
5.00% Sub. Nts., 11/24/25		1,735,000	1,849,158
5.45% Jr. Sub. Perpetual Bonds, Series H3,13		1,885,000	1,858,045
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		1,888,000	1,897,827
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	2,020,000	2,123,597

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Capital Markets (Continued)
Schaeffler Finance BV: (Continued)
4.75% Sr. Sec. Nts., 5/15/23[1]		$405,000	$392,850
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,13]		2,476,000	2,518,835
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		6,115,000	5,251,256
			64,085,526

Commercial Banks—6.0%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		24,070,000	23,946,184
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	3,830,000	3,775,004
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		1,186,225	—
Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[1]		2,190,000	2,090,793
Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[3,13]	EUR	15,575,000	16,983,645
Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		3,050,000	3,290,950
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38		1,365,000	1,883,405
Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		1,591,000	1,521,756
7.00% Jr. Sub. Perpetual Bonds[3,13]	GBP	13,963,000	20,348,915
BNP Paribas SA:
4.375% Sub. Nts., 9/28/25[1]		1,768,000	1,727,882
5.945% Jr. Sub. Perpetual Bonds[3,13]	GBP	12,475,000	18,885,709
7.375% Jr. Sub. Perpetual Bonds[1,3,13]		6,895,000	6,946,712
BPCE SA, 2.75% Sub. Nts., 7/8/26[3]	EUR	7,735,000	8,616,598
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[7]		4,298,219	3,739,451
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22		9,670,000	9,682,087
Citigroup, Inc.:
4.45% Sub. Nts., 9/29/27		9,357,000	9,309,953
4.65% Sr. Unsec. Nts., 7/30/45		1,480,000	1,480,841
6.675% Sub. Nts., 9/13/43		888,000	1,091,766
5.95% Jr. Sub. Perpetual Bonds, Series D3,13		1,912,000	1,857,030
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,13]		1,924,000	1,880,710
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		8,480,000	9,865,293
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[1]		6,300,000	5,756,625
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25		8,626,000	8,652,930
Corp. Financiera de Desarrollo SA:
4.75% Sr. Unsec. Nts., 2/8/22[1]		910,000	928,200
4.75% Sr. Unsec. Nts., 7/15/25[1]		2,615,000	2,546,356
Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		4,955,000	5,014,262
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		2,320,000	2,215,600
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,7,13]		1,551,000	1,768,450
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[3,13]	GBP	8,930,000	13,728,376
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	133,000,000	2,132,046
9.70% Sr. Unsec. Nts., 11/21/18	INR	150,000,000	2,419,264

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)
Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		$5,085,000	$4,974,925
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		6,855,000	6,200,347
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[3,13]	GBP	4,030,000	6,474,065
HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[3,13]		9,250,000	8,856,875
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		2,265,000	2,302,318
ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		4,065,000	4,200,804
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		10,085,000	9,972,925
JPMorgan Chase & Co.:
4.25% Sub. Nts., 10/1/27		7,000,000	6,991,047
6.75% Jr. Sub. Perpetual Bonds, Series S3,13		1,560,000	1,626,300
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		1,270,000	1,280,770
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,3,13]		1,702,000	1,899,857
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	50,000,000	767,579
NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	8,540,000	9,517,499
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		5,090,000	5,179,075
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,13]	GBP	500,000	794,194
Regions Bank, Birmingham AL, 2.25% Sr. Unsec. Nts., 9/14/18		1,472,000	1,479,020
Regions Financial Corp., 7.375% Sub. Nts., 12/10/37		714,000	905,588
Royal Bank of Scotland Group plc:
7.50% Jr. Sub. Perpetual Bonds[3,13]		5,115,000	5,116,586
8.00% Jr. Sub. Perpetual Bonds[3,13]		5,140,000	5,191,400
7.64% Jr. Sub. Perpetual Bonds, Series U3,13		4,465,000	4,777,550
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		10,625,000	10,556,809
Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[3,13]		3,710,000	3,528,318
Societe Generale SA:
2.625% Sub. Nts., 2/27/25	EUR	8,375,000	8,750,502
5.922% Jr. Sub. Perpetual Bonds[1,3,13]		1,685,000	1,710,275
8.00% Jr. Sub. Perpetual Bonds[1,3,13]		13,720,000	13,531,350
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	4,955,000	5,216,058
Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[3,13]		—	—
SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[3,13]		1,812,000	1,816,530
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		3,005,000	2,790,894
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[3,13]		675,000	691,875
5.90% Jr. Sub. Perpetual Bonds, Series S3,13		1,455,000	1,458,638
Woori Bank:
4.75% Sub. Nts., 4/30/24[1]		5,611,000	5,808,631
5.00% Jr. Sub. Nts., 6/10/45[1,3]		960,000	950,382
			339,405,779

Consumer Finance—0.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		6,305,000	5,516,875
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		6,170,000	6,077,450
8.00% Sr. Unsec. Nts., 11/1/31		1,492,000	1,733,987
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25		1,541,000	1,471,784

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Consumer Finance (Continued)
Capital One Financial Corp.: (Continued)
5.55% Jr. Sub. Perpetual Bonds[3,13]		$1,893,000	$1,874,070
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		2,942,000	2,855,938
Navient Corp.:
6.125% Sr. Unsec. Nts., 3/25/24		7,960,000	6,387,900
7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	5,765,175
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,220,000	4,149,900
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		6,905,000	5,472,213
			41,305,292

Diversified Financial Services—0.7%
Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,13]	EUR	9,100,000	10,320,936
Banco BTG Pactual SA (Cayman Islands), 4% Sr. Unsec. Nts., 1/16/20[1]		2,145,000	1,705,275
Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,3]		1,265,000	1,246,025
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	4,670,000	5,257,395
Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		3,895,000	3,943,687
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[1]		1,180,000	1,123,950
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[7,17]	MXN	20,232,960	112,454
McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18[1]		463,000	466,863
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		3,260,000	3,463,750
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		1,840,000	1,883,899
Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		1,910,000	1,012,300
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		992,000	1,001,394
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	130,000,000	1,995,381
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	190,000,000	2,996,628
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		1,795,000	1,818,335
			38,348,272

Insurance—1.4%
Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[3]	EUR	5,265,000	6,918,538
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[3,13]	GBP	1,850,000	2,874,549
6.125% Jr. Sub. Perpetual Bonds[3,13]	GBP	8,270,000	12,995,359
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,433,000	1,483,695
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,308,825
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		1,403,000	1,470,455
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		8,130,000	7,784,475
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		1,650,000	1,709,860
4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,051,805
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,13]		1,336,000	1,329,320
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		7,546,000	7,310,187
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		1,514,000	1,504,538
Sogecap SA, 4.125% Sub. Perpetual Bonds[3,13]	EUR	6,900,000	7,100,850
Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[3,13]	GBP	8,265,000	13,223,869

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Insurance (Continued)
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		$1,718,000	$1,755,281
Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		1,636,000	1,725,267
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,13]		1,085,000	864,203
			77,411,076

Real Estate Investment Trusts (REITs)—0.8%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		825,000	824,248
5.90% Sr. Unsec. Nts., 11/1/21		841,000	953,425
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,17]	MXN	17,961,653	—
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		7,005,000	6,024,300
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		1,915,000	1,847,975
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		4,965,000	5,089,125
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,389,600
Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,387,538
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,420,000
First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17		1,627,000	1,795,998
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		555,000	588,801
Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18		1,636,000	1,844,055
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23		1,097,000	1,075,957
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		2,080,000	2,105,376
iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,259,706
Kimco Realty Corp., 4.30% Sr. Unsec. Nts., 2/1/18		1,620,000	1,703,168
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		6,140,000	6,270,475
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		974,000	1,018,086
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		212,000	226,208
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		1,304,000	1,295,926
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		389,000	391,195
			48,511,162

Real Estate Management & Development—0.4%
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		6,075,000	6,029,437
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,220,000	4,364,345
Realogy Group LLC, 9.00% Sr. Sec. Nts., 1/15/20[7]		2,890,000	3,059,788
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		4,975,000	5,030,969
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	3,753,015
			22,237,554

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Thrifts & Mortgage Finance—0.5%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	190,000,000	$2,910,451
8.95% Sec. Nts., 10/19/20	INR	94,000,000	1,465,360
Jefferies Finance LLC/JFIN Co.-Issuer Corp.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		2,335,000	2,136,525
7.375% Sr. Unsec. Nts., 4/1/20[1]		3,755,000	3,637,844
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		6,435,000	6,121,294
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		11,665,000	11,613,907
			27,885,381

Health Care—4.1%
Biotechnology—0.1%
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		490,000	496,581
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25		925,000	927,454
5.00% Sr. Unsec. Nts., 8/15/45		250,000	249,074
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46		788,000	793,701
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		2,035,000	1,917,987
			4,384,797

Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24		805,000	830,906
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		4,200,000	4,105,500
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		2,080,000	2,095,600
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]		6,870,000	6,955,875
Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
6.375% Sr. Unsec. Nts., 8/1/23[1]		6,955,000	6,781,125
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		580,000	569,322
			21,338,328

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		2,810,000	2,831,075
6.125% Sr. Unsec. Nts., 3/15/21		1,560,000	1,630,200
Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20		1,125,000	1,147,500
5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,847,100
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24		898,000	899,687
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22		8,435,000	8,435,000
CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21		1,805,000	1,841,100
6.875% Sr. Unsec. Nts., 2/1/22		12,910,000	13,216,096
7.125% Sr. Unsec. Nts., 7/15/20		1,340,000	1,396,950
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		3,505,000	3,373,562
5.125% Sr. Unsec. Nts., 7/15/24		10,355,000	10,188,026
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		9,575,000	9,503,187
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		8,060,000	6,165,900
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		3,930,000	3,894,630

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Health Care Providers & Services (Continued)
Fresenius Medical Care US Finance II, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 1/31/22[1]		$3,071,000	$3,309,003
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		2,110,000	2,099,450
5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,700,800
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,637,575
HealthSouth Corp.:
5.75% Sr. Unsec. Nts., 11/1/24		5,905,000	5,845,950
5.75% Sr. Unsec. Nts., 11/1/24[1]		3,320,000	3,286,800
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		4,220,000	4,204,175
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		2,730,000	2,649,086
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		6,785,000	6,861,331
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		783,000	790,807
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18		800,000	898,199
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		2,735,000	2,570,900
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		5,825,000	5,708,500
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		13,510,000	13,442,450
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,639,817
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		3,000,000	3,067,500
			141,082,356

Life Sciences Tools & Services—0.1%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		4,905,000	4,868,213
Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24		700,000	726,545
5.30% Sr. Unsec. Nts., 2/1/44		166,000	175,405
			5,770,163

Pharmaceuticals—1.0%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		940,000	930,321
4.70% Sr. Unsec. Nts., 5/14/45		376,000	366,460
Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		1,935,000	1,940,132
3.80% Sr. Unsec. Nts., 3/15/25		1,647,000	1,596,472
4.75% Sr. Unsec. Nts., 3/15/45		814,000	742,289
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	6,295,000	7,286,562
Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		4,905,000	4,291,875
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		7,500,000	7,228,125
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		3,430,000	3,404,275
6.00% Sr. Unsec. Nts., 2/1/25[1]		660,000	647,625
Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20		301,000	340,985
6.05% Sr. Unsec. Nts., 3/30/17		777,000	829,928
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18		1,508,000	1,470,300
Mallinckrodt International Finance SA/Mallinckrodt CB LLC: 4.875% Sr. Unsec. Nts., 4/15/20[1]		3,505,000	3,360,419

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC: (Continued)
5.50% Sr. Unsec. Nts., 4/15/25[1]	$3,505,000	$3,136,975
5.75% Sr. Unsec. Nts., 8/1/22[1]	5,010,000	4,853,437
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,805,000	2,733,122
5.50% Sr. Unsec. Nts., 3/1/23[1]	7,025,000	6,673,750
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,645,000	1,581,256
7.25% Sr. Unsec. Nts., 7/15/22[1]	4,505,000	4,645,781
		58,060,089

Industrials—7.7%
Aerospace & Defense—1.4%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	12,010,000	12,490,400
BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[1]	3,840,000	3,812,759
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	11,715,000	10,777,800
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]	1,385,000	1,308,825
Embraer Netherlands Finance BV, 5.05% Sr. Unsec. Nts., 6/15/25	3,080,000	2,857,470
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	9,804,000	6,813,780
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]	9,520,000	9,308,751
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	5,419,000	4,416,485
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	519,000	514,465
3.95% Sr. Unsec. Nts., 11/15/16	656,000	672,764
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	6,525,000	6,329,250
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	510,000	528,534
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[7]	7,194,000	3,740,880
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	6,510,000	6,672,750
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	894,000	921,899
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	7,700,000	7,122,500
		78,289,312

Air Freight & Couriers—0.5%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	11,255,000	10,016,950
Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[1]	2,740,000	2,400,733
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	9,880,075
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	5,625,000	5,505,469
		27,803,227

Airlines—0.4%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	11,810,000	12,401,681
Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[1]	3,505,000	3,207,075
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	3,483,326	3,531,222
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	3,864,248	4,497,019
		23,636,997

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Building Products—0.5%
Building Materials Corp. of America:
5.375% Sr. Unsec. Nts., 11/15/24[1]		$5,665,000	$5,622,513
6.75% Sr. Unsec. Nts., 5/1/21[1]		7,285,000	7,785,844
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		11,515,000	12,148,325
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22		1,598,000	1,621,917

			27,178,599

Commercial Services & Supplies—1.4%
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20		3,410,000	3,520,825
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		9,880,000	7,311,200
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]		8,790,000	7,515,450
8.50% Sec. Nts., 9/15/22[1]		1,460,000	1,000,100
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		7,396,000	7,747,310
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,645,000	8,728,725
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24		2,221,000	2,243,088
Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22		8,255,000	7,429,500
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21		6,665,000	6,956,594
Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45		6,967,000	7,317,363
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]		20,845,000	19,333,738

			79,103,893

Electrical Equipment—0.4%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]		6,305,000	6,147,375
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22		7,945,000	6,872,425
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]		993,000	952,039
5.625% Sr. Unsec. Nts., 11/1/24[1]		8,190,000	8,200,237

			22,172,076

Industrial Conglomerates—0.2%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		2,615,000	2,680,375
CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		1,270,000	1,426,604
6.80% Sr. Unsec. Nts., 1/17/23		2,630,000	2,990,081
7.875% Sub. Perpetual Bonds[3,13]		1,270,000	1,289,261
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,13		3,971,000	4,313,499
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24		446,000	445,324
4.50% Sr. Unsec. Nts., 7/23/25		1,465,000	1,479,919

			14,625,063

Machinery—1.0%
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[7]		9,160,000	9,068,400
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		8,635,000	8,203,250
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23		425,000	446,194
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		5,690,000	5,746,900
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		1,490,000	1,546,534
Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16		322,000	331,745
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	5,827,948

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Machinery (Continued)
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		$10,795,000	$10,336,213
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		6,985,000	5,631,656
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	805,000	950,322
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		5,730,000	5,572,425
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		4,990,000	5,074,206
Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16		1,691,000	1,726,702

			60,462,495

Marine—0.1%
AP Moeller-Maersk, 3.875% Unsec. Nts., 9/28/25[1]		963,000	955,970
Navios Maritime Holdings, Inc./Navios Maritime Finance II US,
Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	3,412,925

			4,368,895

Professional Services—0.3%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,746,275
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]		7,445,000	7,230,956

			15,977,231

Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr.
Unsec. Nts., 3/15/25[1]		6,300,000	5,851,125
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35		341,000	350,909
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		562,000	522,090
Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23		1,515,000	1,468,782
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[1]		1,874,000	1,885,651
4.25% Sr. Unsec. Nts., 1/17/23[1]		901,000	920,483
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		6,360,000	5,894,925

			16,893,965

Trading Companies & Distributors—1.0%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21		1,842,000	1,869,630
Autoridad del Canal de Panama, 4.95% Sr. Unsec. Nts., 7/29/35[1,2]		1,330,000	1,329,243
Building Materials Corp. of America, 6% Sr. Unsec. Nts., 10/15/25[1,2]		5,205,000	5,283,075
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		5,555,000	5,624,437
6.75% Sr. Unsec. Nts., 12/15/20		9,130,000	9,381,075
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]		12,890,000	13,002,787
7.50% Sr. Unsec. Nts., 7/15/20		3,575,000	3,735,875
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22		1,671,000	1,783,793
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		11,305,000	7,998,288

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Trading Companies & Distributors (Continued)

United Rentals North America, Inc., 4.625% Sr. Sec. Nts.,
7/15/23		$6,310,000	$6,136,475

			56,144,678

Transportation Infrastructure—0.2%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]		6,640,000	7,055,000

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts.,
4/30/25[1]		2,705,000	2,616,449

			9,671,449

Information Technology—3.3%

Communications Equipment—0.6%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		5,303,000	5,588,036

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		8,225,000	6,559,438

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]		4,105,000	4,115,263

CommScope Technologies Finance LLC, 6% Sr. Sec. Nts., 6/15/25[1]		2,740,000	2,635,551

Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[1]		1,040,000	1,036,750
6.50% Sr. Unsec. Nts., 5/15/22[1]		4,165,000	3,831,800

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23		1,355,000	1,223,493

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		2,055,000	2,065,275

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		4,900,000	4,471,250

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		2,997,000	3,150,596

			34,677,452

Electronic Equipment, Instruments, & Components—0.3%

Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22		1,950,000	1,930,026

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22		509,000	531,758

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		5,245,000	5,100,762

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		2,105,000	2,125,608

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]		1,495,000	1,451,974

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]		5,870,000	6,266,225

			17,406,353

Internet Software & Services—0.5%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		2,720,000	2,668,045

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	6,920,000	8,088,207

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		10,640,000	10,985,800

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,470,000	1,354,238

VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25		1,955,000	1,945,225

			25,041,515

IT Services—0.6%

Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[1]		700,000	643,125

Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23		906,000	862,454

First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		11,525,000	12,000,406
10.625% Sr. Unsec. Nts., 6/15/21		12,040,000	13,228,950

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,845,000	5,289,725

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

IT Services (Continued)

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18		$1,548,000	$1,550,734

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		667,000	678,636
6.75% Sr. Unsec. Nts., 2/1/17		332,000	353,524

			34,607,554

Semiconductors & Semiconductor Equipment—0.5%

Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]		13,415,000	14,052,212

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		480,000	498,180

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		6,235,000	5,814,138
5.50% Sr. Unsec. Nts., 2/1/25		1,935,000	1,775,363
5.875% Sr. Unsec. Nts., 2/15/22		4,160,000	4,118,400

			26,258,293

Software—0.4%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]		2,385,000	2,516,175

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		1,393,000	1,402,134
4.375% Sr. Unsec. Nts., 6/15/25		560,000	562,835

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		4,066,000	3,301,084

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]		5,555,000	5,579,303

Italics Merger Sub, Inc., 7.125% Sr. Unsec. Nts., 7/15/23[1]		5,350,000	5,122,625

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		1,788,000	1,777,942

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		1,310,000	1,331,222

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]		2,195,000	2,197,744

			23,791,064

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		1,022,000	1,009,975

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts.,
10/15/20[1]		9,130,000	9,513,459

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1,2]		2,322,000	2,320,700
6.20% Sr. Unsec. Nts., 10/15/35[1,2]		5,169,000	5,166,002
6.35% Sr. Unsec. Nts., 10/15/45[1,2]		6,458,000	6,453,609

			24,463,745

Materials—5.0%

Chemicals—1.4%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20		3,460,000	3,468,650

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		774,000	734,546
4.125% Sr. Unsec. Nts., 3/15/35		388,000	343,870

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[3,13]	EUR	7,800,000	8,751,115

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1,2]		3,470,000	3,626,150

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]		2,080,000	1,653,600
6.45% Sr. Unsec. Nts., 2/3/24		2,050,000	1,696,375

Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23[1]		3,500,000	2,362,500

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Chemicals (Continued)

Chemours Co.: (Continued)
7.00% Sr. Unsec. Nts., 5/15/25[1]		$5,490,000	$3,623,400

Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15		797,000	800,241

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		8,275,000	7,075,125

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		6,755,000	5,809,300

INEOS Group Holdings SA:
5.875% Sec. Nts., 2/15/19[1]		3,110,000	2,903,963
6.125% Sr. Unsec. Nts., 8/15/18[1]		4,605,000	4,357,481

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43		535,000	534,693

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		1,075,000	1,037,390

Mexichem SAB de CV , 5.875% Sr. Unsec. Nts., 9/17/44[1]		3,110,000	2,643,500

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21		5,160,000	4,050,600

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,010,000	3,386,178
4.625% Sr. Unsec. Nts., 7/15/24		5,580,000	5,729,237

Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		5,230,000	4,523,950

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20		1,815,000	1,879,178

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		6,995,000	6,470,375

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		6,020,000	3,852,800

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,317,349

			82,631,566

Construction Materials—0.4%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	1,365,000	1,384,394
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	755,000	801,847

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		1,262,000	1,259,412

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		2,545,000	2,226,875

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,182,634
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,318,902
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	2,404,915

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,747,000	1,777,573

Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	2,790,000	3,578,990
5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,490,000	1,800,769

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		1,215,000	1,172,475

			20,908,786

Containers & Packaging—1.3%

Ball Corp.:
4.00% Sr. Unsec. Nts., 11/15/23		1,880,000	1,776,600
5.00% Sr. Unsec. Nts., 3/15/22		3,675,000	3,702,562

Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23		6,160,000	5,836,600

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Containers & Packaging (Continued)

Berry Plastics Corp.: (Continued)
5.50% Sec. Nts., 5/15/22		$3,065,000	$2,976,881

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		6,615,000	6,300,787

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr.
Unsec. Nts., 1/15/23		6,360,000	6,280,500

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		6,505,000	5,773,188

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,543,181

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,980,000	2,071,678

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		13,305,000	13,471,313

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		3,550,000	3,523,375
5.125% Sr. Unsec. Nts., 12/1/24[1]		3,550,000	3,487,875
6.50% Sr. Unsec. Nts., 12/1/20[1]		6,780,000	7,458,000

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		6,335,000	6,540,888

			72,743,428

Metals & Mining—1.6%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	500,000	333,368
5.95% Sr. Unsec. Nts., 7/31/24		895,000	793,940

Alcoa, Inc., 5.125% Sr. Unsec. Nts., 10/1/24		6,005,000	5,689,738

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		7,695,000	7,521,862
7.875% Sr. Unsec. Nts., 11/1/20		7,960,000	7,761,796

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	5,985,000	5,870,102
5.25% Sr. Unsec. Nts., 2/25/17		10,335,000	10,257,487

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		7,260,000	5,553,900

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	3,850,162

Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23		625,000	467,969

Gestamp Funding Luxembourg SA:
5.625% Sr. Sec. Nts., 5/31/20		2,730,000	2,743,650
5.875% Sr. Sec. Nts., 5/31/20	EUR	320,000	361,240
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	5,550,000	6,264,187

Glencore Finance Canada Ltd.:
3.60% Sr. Unsec. Nts., 1/15/17[1]		1,564,000	1,454,082
4.95% Sr. Unsec. Nts., 11/15/21[1]		4,835,000	4,015,086

Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		8,455,000	6,663,411
4.625% Sr. Unsec. Nts., 4/29/24[1]		338,000	260,260

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		518,000	481,390

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		5,050,000	3,459,250

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		780,000	738,036

Southern Copper Corp.:
3.875% Sr. Unsec. Nts., 4/23/25		910,000	825,061
5.875% Sr. Unsec. Nts., 4/23/45		4,620,000	3,756,707

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21		3,780,000	3,600,450

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		3,300,000	1,905,750

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Metals & Mining (Continued)

Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[1]	$3,410,000	$2,414,007

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	4,770,000	4,603,050

Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24	915,000	819,298

		92,465,239

Paper & Forest Products—0.3%

International Paper Co.:
4.80% Sr. Unsec. Nts., 6/15/44	761,000	705,507
5.15% Sr. Unsec. Nts., 5/15/46	5,878,000	5,767,294

Inversiones CMPC SA, 6.125% Sr. Unsec. Nts., 11/5/19[1]	765,000	842,423

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]	3,730,000	3,618,100

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]	5,190,000	5,274,338

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]	1,110,000	1,082,250

		17,289,912

Telecommunication Services—3.5%

Diversified Telecommunication Services—2.6%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	2,772,000	2,379,108

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,271,000	1,900,634

CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	7,585,000	7,016,125

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	19,210,000	18,201,475

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]	1,890,000	1,676,430
8.50% Sub. Perpetual Bonds[1,3,13]	1,080,000	1,012,500

Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	1,800,000	1,841,306

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	8,155,000	7,380,275

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	6,315,000	5,957,975

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	6,385,000	6,664,344

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	6,580,000	5,441,002
7.625% Sr. Unsec. Nts., 4/15/24	1,760,000	1,478,400
10.50% Sr. Unsec. Nts., 9/15/22[1]	5,031,000	4,905,225

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	7,530,000	4,922,737

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30	8,177,000	10,807,827

Level 3 Financing, Inc., 5.625% Sr. Unsec. Nts., 2/1/23	5,830,000	5,749,838

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	501,000	508,958

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	20,065,000	21,870,850

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,828,735
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	680,000	800,116

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	8,025,000	8,016,975

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	750,000	740,802
4.50% Sr. Unsec. Nts., 9/15/20	3,283,000	3,554,878
4.522% Sr. Unsec. Nts., 9/15/48	9,722,000	8,582,990

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.: (Continued)
5.012% Sr. Unsec. Nts., 8/21/54		$435,000	$399,487

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		3,485,000	2,524,360
7.75% Sr. Unsec. Nts., 10/1/21		6,545,000	5,105,100

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[1]		6,320,000	6,146,200

			147,414,652

Wireless Telecommunication Services—0.9%

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]		2,235,000	1,938,863

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]		2,815,000	2,719,298

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]		1,745,000	1,583,588

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[1]		2,265,000	2,049,825

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		12,560,000	10,197,150

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,13]	GBP	11,930,000	18,470,185

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[3,13]	EUR	5,600,000	6,519,958

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	6,655,000	7,364,604

			50,843,471

Utilities—3.9%

Electric Utilities—1.9%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		885,000	897,325

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		476,000	489,938

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		15,551,000	16,450,345
6.00% Sr. Unsec. Nts., 2/2/18[1]		2,325,000	2,474,684

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,13]		6,925,000	6,691,281
5.625% Jr. Sub. Perpetual Bonds[1,3,13]		3,490,000	3,461,207
6.00% Jr. Sub. Perpetual Bonds[3,13]	GBP	3,065,000	4,624,477

EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[3]	EUR	9,465,000	9,555,335

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		1,720,000	1,865,008

Enel SpA, 5% Sub. Nts., 1/15/75[3]	EUR	12,055,000	13,828,862

Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		3,970,000	3,731,800
7.125% Sr. Unsec. Nts., 2/11/25[1]		2,545,000	2,406,527

Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25		1,853,000	1,874,715

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		3,205,000	3,654,469
7.25% Sr. Sec. Nts., 1/15/19[1]		9,365,000	10,582,450

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,112,904

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8,15]		3,950,000	4

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,313,522

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		1,893,000	1,894,401

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		5,340,000	5,393,400

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	90,000,000	1,393,116

PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		3,249,000	3,420,583

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Electric Utilities (Continued)

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		$1,570,000	$1,786,186

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		1,195,000	1,203,273

			108,105,812

Gas Utilities—0.2%

AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		1,575,000	1,602,562

Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		2,545,000	2,646,800

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		3,896,000	3,662,240

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,525,000	2,493,438

			10,405,040

Independent Power and Renewable Electricity Producers—1.1%

AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	3,904,162

AES Gener SA, 5% Sr. Unsec. Nts., 7/14/25[1]		1,765,000	1,794,329

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		1,495,000	1,401,562
7.875% Sr. Sec. Nts., 1/15/23[1]		2,767,000	2,974,525

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		5,365,000	5,461,946

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,385,691
7.375% Sr. Unsec. Nts., 11/1/22		4,420,000	4,475,250

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,8]		4,185,323	4,467,832

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		10,710,000	9,960,300

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		1,270,000	1,275,631

Infinis plc, 7% Sr. Sec. Nts., 2/15/19[7]	GBP	5,400,000	8,321,607

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	4,998,494

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 5/1/24		2,225,000	1,974,688
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	4,819,250

NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24		1,813,000	1,599,973

			58,815,240

Multi-Utilities—0.7%

Centrica plc, 3% Sub. Nts., 4/10/76[3]	EUR	10,140,000	10,402,632

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24		2,220,000	2,278,492

Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44		743,000	709,213

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[1]		1,920,000	1,822,984

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		10,570,000	9,037,350

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	12,325,000	14,384,531

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		244,000	253,510

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[1]		935,000	924,964

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Multi-Utilities (Continued)

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		$1,557,000	$1,712,697

			41,526,373

Total Corporate Bonds and Notes (Cost $3,501,014,296)			3,263,282,799

		Shares

Common Stocks—0.2%

Arco Capital Corp. Ltd.[7,15,16]		2,494,716	—

Entegra Etc., Series A16		16,217	4,581,303

JP Morgan International, GDR[16]		1,681,847	—

Kaiser Aluminum Corp.		1,399	112,277

Nortek, Inc.[16]		86,282	5,462,513

Premier Holdings Ltd.[16]		1,088,661	—

Revel Entertainment, Inc.[16]		62,473	—

Wallace Theater Holdings, Inc.[7,16]		6,170	62

Total Common Stocks (Cost $16,905,135)			10,156,155

		Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[16]
(Cost $24,912,707)		88,579	—

		Shares

Structured Securities—0.6%

Credit Suisse First Boston International, Moitk Total Return
Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian
Specialized Construction & Installation Administration Total
Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[1,9]		3,595,393	2,248,776
3.138% Sr. Sec. Nts., 4/30/25[1,9]		3,535,300	2,211,190
3.191% Sr. Sec. Nts., 4/30/25[1,9]		4,401,735	2,753,111
3.241% Sr. Sec. Nts., 4/30/25[1,9]		5,023,913	3,142,258
3.269% Sr. Sec. Nts., 4/30/25[1,9]		4,013,519	2,510,296
3.346% Sr. Sec. Nts., 4/30/25[1,9]		3,772,536	2,359,571
3.905% Sr. Sec. Nts., 4/30/25[1,9]		4,581,084	2,865,286
4.005% Sr. Sec. Nts., 4/30/25[1,9]		3,955,033	2,473,716
40.934% Sr. Sec. Nts., 12/31/17[7,17]	BRL	21,630,000	11,815,707

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8,9]		115,443	—

Morgan Stanley, Russian Federation Total Return Linked Bonds,
Series 007, Cl. VR, 5%, 8/22/34	RUB	124,723,320	842,371

Total Structured Securities (Cost $57,465,870)			33,222,282

Counterparty			Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.1%

EUR Currency Put[16]	DEU	USD	1.020	11/18/15	EUR	113,105,000	24,318

EUR Currency Put[16]	DEU	USD	1.080	11/18/15	EUR	113,105,000	537,588

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
ILS Currency Put[16]	GSG	ILS	4.000	10/22/15	ILS	75,280,000	$57,062
INR Currency Call[16]	BOA	INR	67.200	8/24/16	INR	1,266,100,000	335,517
INR Currency Call[16]	GSG	INR	66.600	8/25/16	INR	3,796,000,000	808,548
INR Currency Call[16]	JPM	INR	67.185	8/24/16	INR	2,531,680,000	668,364
INR Currency Call[16]	JPM	INR	64.830	11/17/15	INR	2,444,300,000	114,882
INR Currency Call[16]	GSG	INR	64.750	11/18/15	INR	2,428,000,000	106,832
JPY Currency Call[16]	HSBC	KRW	10.500	12/4/15	JPY	8,992,000,000	616,943
MXN Currency Call[16]	JPM	MXN	15.060	4/11/16	MXN	565,200,000	113,040
SX5E Index Call[16]	CITNA-B	EUR	3500.000	10/16/15	EUR	24,195	10,818
SX5E Index Call[16,18]	CITNA-B	EUR	3500.000	12/18/15	EUR	10,500	111,080
ZAR Currency Call[16]	BAC	ZAR	12.890	3/2/16	ZAR	242,890,000	178,038
ZAR Currency Call[16]	JPM	ZAR	12.890	3/2/16	ZAR	242,890,000	178,038
ZAR Currency Call[16]	GSG	ZAR	13.022	3/4/16	ZAR	490,730,000	436,259
Total Over-the-Counter Options Purchased (Cost $9,017,111)							4,297,327

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 1/2/17 Call[16]	BOA	Receive	BZDI	12.545%	1/4/16	BRL	94,000	7,000

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 1/2/19 Call[16]	BOA	Receive	BZDI	11.420%	1/4/16	BRL	94,000	$4,338

Interest Rate Swap maturing 1/4/21 Call[16]	BOA	Receive	Three-Month USD BBA LIBOR	1.498	12/30/15	USD	301,500	2,192,810

Interest Rate Swap maturing 1/4/21 Call[16]	BOA	Receive	BZDI	11.380	1/4/16	BRL	84,340	4,368

Interest Rate Swap maturing 11/16/20 Call[16]	UBS	Receive	Three-Month USD BBA LIBOR	1.753	11/12/15	USD	150,000	157,261

Interest Rate Swap maturing 11/16/20 Call[16]	BAC	Receive	Three-Month USD BBA LIBOR	1.765	11/12/15	USD	150,000	146,227

Interest Rate Swap maturing 12/17/25 Call[16]	GSG	Receive	Six-Month AUD BBR BBSW	3.405	12/16/16	AUD	15,060	34,292

Interest Rate Swap maturing 12/18/25 Call[16]	BOA	Receive	Six-Month AUD BBR BBSW	3.400	12/17/15	AUD	11,200	26,499

Interest Rate Swap maturing 4/24/18 Call[16]	DEU	Pay	If the “FRO2” is less than 0.40% at Fixing Date then the Floating Rate will be calculated as MAX[0; (FRO 1-Strike Swap Rate)]	0.800	4/24/18	EUR	147,400	600,247

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 5/30/33 Put[16]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990%	5/30/23	GBP	4,350	$247,310

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,961,525)								3,420,352

	Shares

Investment Companies—15.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[19,20]	341,110,725	341,110,725

Oppenheimer Master Event-Linked Bond Fund, LLC[19]	8,999,990	135,936,711

Oppenheimer Master Loan Fund, LLC[19]	21,762,525	318,645,060

Oppenheimer Ultra-Short Duration Fund, Cl. Y19	12,496,896	62,609,447

Total Investment Companies (Cost $874,166,405)		858,301,943
Total Investments, at Value (Cost $6,028,061,390)	99 .6%	5,653,955,006

Net Other Assets (Liabilities)	0.4	22,536,177

Net Assets	100.0%	$5,676,491,183

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,833,918,385 or 32.31% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $15,247,113 or 0.27% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Restricted security. The aggregate value of restricted securities at period end was $59,770,748, which represents 1.05% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12-30-14	$9,151,318	$9,068,400	$(82,918)
Arco Capital Corp. Ltd.	6/28/13	—	—	—
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 12/4/14	4,423,539	3,739,451	(684,088)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	3/19/15	1,809,222	1,768,450	(40,772)

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 40.934% Sr. Sec. Nts., 12/31/17	9/19/07	$ 10,570,936	$ 11,815,707	$ 1,244,771
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21	7/11/14 - 10/28/14	9,333,497	9,246,300	(87,197)
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 10/28/14	4,276,664	3,940,300	(336,364)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 7/24/15	9,015,449	8,321,607	(693,842)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,443	112,454	(1,729,989)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	3,602,561	3,680,025	77,464
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	1,277,324	(3,534,300)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	2,880,475	3,059,788	179,313
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17	1/8/15 - 1/30/15	6,584,514	3,740,880	(2,843,634)
Wallace Theater Holdings, Inc.	3/28/13	62	62	—

		$ 82,620,129	$ 59,770,748	$ (22,849,381)

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $8,331,833. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,215,146. See Note 6 of the accompanying Consolidated Notes.

12. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

14. Interest or dividend is paid-in-kind, when applicable.

15. Security received as the result of issuer reorganization.

16. Non-income producing security.

17. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

18. Knock-out option becomes eligible for exercise if at any time the EURO STOXX 50 Index is greater than or equal to 3,900.

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2014	Gross Additions		Gross Reductions	Shares September 30, 2015

American Media Operations, Inc.	801,816	—		801,816	—
Oppenheimer Institutional Money
Market Fund, Cl. E	63,281,949	2,447,048,041		2,169,219,265	341,110,725
Oppenheimer Master Event-Linked
Bond Fund, LLC	11,333,398	2,350		2,335,758	8,999,990
Oppenheimer Master Loan Fund, LLC	25,326,303	—		3,563,778	21,762,525
Oppenheimer Ultra-Short Duration
Fund, Cl. Y	16,857,724	6,294,840	[a]	10,655,668	12,496,896

	Value	Income		Realized Gain (Loss)
American Media Operations, Inc.	$—	$—		$(23,257,098)
Oppenheimer Institutional Money Market Fund, Cl. E	341,110,725	247,798		—
Oppenheimer Master Event-Linked Bond Fund, LLC	135,936,711	8,003,714	[b]	3,183,465	[b]
Oppenheimer Master Loan Fund, LLC	318,645,060	18,214,776	[c]	(6,201,234	) [c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	62,609,447	445,062		2,742

Total	$858,301,943	$26,911,350		$(26,272,125)

a. All or portion is result of a corporate action.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

20. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$3,876,487,546	68.6%
United Kingdom	200,293,246	3.5
India	149,626,513	2.7
France	124,792,037	2.2
Brazil	108,522,938	1.9
Netherlands	102,489,351	1.8
Mexico	98,694,201	1.8
Canada	75,559,900	1.3
Italy	69,908,995	1.2
Spain	62,921,783	1.1
Germany	60,909,231	1.1
Luxembourg	56,025,383	1.0
Supranational	51,763,210	0.9
South Africa	49,998,771	0.9
Peru	45,533,316	0.8
Switzerland	39,738,651	0.7
Indonesia	38,852,302	0.7
Israel	34,321,389	0.6
Ireland	33,990,950	0.6
Hungary	28,024,783	0.5
China	27,494,725	0.5

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Unaudited / Continued)	Value	Percent

Colombia	$27,486,742	0.5%
Panama	23,865,224	0.4
Chile	22,145,378	0.4
Australia	19,918,228	0.4
Portugal	18,925,029	0.3
Dominican Republic	17,670,740	0.3
United Arab Emirates	16,589,673	0.3
Jamaica	15,928,600	0.3
Denmark	14,684,346	0.3
South Korea	13,542,093	0.2
Sri Lanka	12,065,296	0.2
Russia	10,939,637	0.2
Morocco	10,173,466	0.2
Philippines	9,313,522	0.2
Belgium	8,108,037	0.1
Austria	6,519,958	0.1
Ivory Coast	6,016,620	0.1
Jersey, Channel Islands	5,899,850	0.1
Serbia	5,723,956	0.1
Egypt	4,655,287	0.1
Paraguay	4,547,438	0.1
Sweden	4,478,640	0.1
Turkey	3,981,580	0.1
Greece	3,940,300	0.1
Singapore	3,812,759	0.1
Uruguay	3,779,600	0.1
Zambia	3,744,450	0.1
Japan	2,514,771	0.1
Cayman Islands	2,504,188	0.0
Kazakhstan	2,415,613	0.0
Venezuela	2,010,308	0.0
Bermuda	1,848,223	0.0
Vietnam	1,848,127	0.0
Thailand	1,829,393	0.0
Norway	1,767,788	0.0
Argentina	1,526,875	0.0
Eurozone	1,284,050	0.0

Total	$5,653,955,006	100.0%

Forward Currency Exchange Contracts as of September 30, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	11/2015	USD	29,138	KRW	34,573,000	$5,279	$—
BAC	10/2015	USD	956	RUB	56,800	88,223	—
BNP	10/2015	CLP	20,724,000	USD	30,522	—	774,685
BNP	10/2015	MXN	495,700	USD	29,545	—	222,293
BNP	10/2015	USD	15,085	CLP	10,540,000	—	58,190
BNP	10/2015	USD	29,515	MXN	501,200	—	133,221
BOA	10/2015	CLP	10,181,000	USD	15,094	—	494,520
BOA	11/2015	EUR	56,635	USD	63,384	—	51,267
BOA	11/2015	GBP	1,250	USD	1,936	—	45,381
BOA	11/2015	HUF	4,688,000	USD	16,394	309,129	—
BOA	10/2015	IDR	54,642,000	USD	3,692	39,331	—

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	02/2016	INR	2,066,000	USD	30,273	$420,816	$—
BOA	11/2015	NZD	23,210	USD	15,039	—	238,157
BOA	11/2015	SGD	41,580	USD	29,566	—	382,540
BOA	11/2015	TWD	969,000	USD	29,349	—	73,153
BOA	11/2015	USD	45,324	AUD	61,630	2,167,530	—
BOA	11/2015	USD	30,304	CAD	39,675	581,034	—
BOA	11/2015	USD	40,068	EUR	35,865	412,114	446,520
BOA	11/2015	USD	3,142	GBP	2,030	71,942	—
BOA	10/2015	USD	24,159	IDR	333,331,000	1,441,358	—
BOA	10/2015 - 02/2016	USD	160,025	INR	10,800,000	—	1,832,009
BOA	10/2015	USD	29,269	KRW	35,066,000	—	296,438
BOA	11/2015 - 12/2015	USD	107,234	MXN	1,712,350	6,471,401	—
BOA	06/2016	USD	9,114	PHP	434,000	—	14,099
BOA	11/2015	USD	30,106	SGD	41,580	922,554	—
BOA	12/2015	USD	9,674	ZAR	133,160	171,598	—
CITNA-B	11/2015	AUD	83,125	USD	59,170	—	955,958
CITNA-B	10/2015	BRL	214,500	USD	53,991	114,396	—
CITNA-B	10/2015	CLP	20,503,000	USD	29,687	57,423	287,827
CITNA-B	11/2015	EUR	10,750	USD	12,092	38,120	108,631
CITNA-B	11/2015	GBP	1,325	USD	2,060	—	56,570
CITNA-B	11/2015	JPY	3,463,000	USD	28,896	—	11,806
CITNA-B	12/2015	MXN	300,350	USD	18,564	—	892,972
CITNA-B	11/2015	USD	18	AUD	25	574	—
CITNA-B	10/2015	USD	67,368	BRL	214,500	13,262,907	—
CITNA-B	10/2015	USD	29,535	CLP	20,503,000	77,864	—
CITNA-B	11/2015	USD	8,475	EUR	7,715	—	151,812
CITNA-B	11/2015	USD	1,578	GBP	995	73,359	—
CITNA-B	11/2015	USD	32	HUF	9,000	131	—
CITNA-B	11/2015	USD	29,960	NZD	45,795	756,189	—
CITNA-B	11/2015	USD	364	SGD	490	19,913	—
CITNA-B	12/2015	USD	34,300	ZAR	454,640	1,858,118	—
DEU	10/2015	AUD	40,770	USD	29,300	—	710,609
DEU	10/2015	BRL	151,150	USD	37,693	432,600	—
DEU	11/2015	EUR	1,910	USD	2,140	681	5,311
DEU	11/2015	MXN	493,700	USD	29,022	102,099	—
DEU	11/2015	USD	29,055	AUD	41,605	—	69,280
DEU	10/2015 - 11/2015	USD	75,641	BRL	303,580	—	484,142
DEU	11/2015	USD	1,163	EUR	1,035	5,144	—
DEU	10/2015	USD	28,655	ZAR	393,680	367,486	—
DEU	10/2015	ZAR	393,680	USD	28,448	—	160,699
GSCO-OT	11/2015	AUD	40,790	USD	30,011	—	1,455,573
GSCO-OT	10/2015	BRL	119,530	USD	29,991	159,243	—
GSCO-OT	11/2015	CAD	38,530	USD	30,241	—	1,375,704
GSCO-OT	11/2015	EUR	43,035	USD	47,025	1,094,695	—
GSCO-OT	10/2015	USD	59,374	AUD	82,185	1,743,621	—
GSCO-OT	10/2015 - 12/2015	USD	44,050	BRL	152,320	5,899,895	107,514
GSCO-OT	11/2015	USD	30,091	CAD	38,530	1,225,378	—
GSCO-OT	11/2015	USD	50,656	EUR	46,075	57	868,040
GSCO-OT	11/2015	USD	16,412	HUF	4,679,000	—	259,175
GSCO-OT	11/2015	USD	42,203	INR	2,837,940	—	708,975
HSBC	10/2015	CLP	20,504,000	USD	29,345	113,201	—

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

HSBC	11/2015	EUR	14,250	USD	15,922	$48,867	$36,245
HSBC	10/2015	KRW	35,066,000	USD	29,359	206,748	—
HSBC	10/2015	USD	29,507	CLP	20,504,000	48,964	—
HSBC	11/2015	USD	269,950	EUR	244,490	19,229	3,469,612
HSBC	11/2015	USD	5,520	GBP	3,590	90,841	—
JPM	10/2015	AUD	41,415	USD	29,477	—	435,425
JPM	10/2015	BRL	234,290	USD	57,717	1,380,032	—
JPM	01/2016	CNH	171,900	USD	27,953	—	1,272,020
JPM	11/2015	EUR	64,385	USD	71,398	808,527	208,302
JPM	11/2015	GBP	1,710	USD	2,586	341	—
JPM	10/2015	IDR	52,171,000	USD	3,521	41,121	—
JPM	11/2015	INR	4,205,360	USD	63,551	37,157	—
JPM	11/2015	MXN	36,000	USD	2,138	—	18,916
JPM	11/2015	NZD	22,585	USD	14,791	—	388,667
JPM	11/2015	USD	14,938	AUD	20,655	466,834	—
JPM	10/2015	USD	62,013	BRL	234,290	2,972,839	57,065
JPM	01/2016	USD	27,286	CNH	171,900	604,242	—
JPM	11/2015	USD	102,243	EUR	92,245	259,725	1,169,635
JPM	10/2015 - 01/2016	USD	5,414	GBP	3,560	29,573	358
JPM	12/2015	USD	29,393	HUF	8,100,000	530,775	—
JPM	11/2015 - 02/2016	USD	161,834	INR	10,774,000	—	822,690
JPM	11/2015	USD	29,368	TWD	969,000	92,277	—
MSCO	10/2015	BRL	267,280	USD	72,363	2,397,089	7,341,897
MSCO	11/2015	EUR	17,265	USD	19,322	130,716	145,627
MSCO	11/2015	GBP	1,295	USD	2,034	—	75,842
MSCO	10/2015	MXN	495,700	USD	29,554	—	231,603
MSCO	10/2015 - 12/2015	USD	69,048	BRL	274,800	—	218,646
MSCO	11/2015	USD	52,599	EUR	47,685	50,573	775,377
MSCO	11/2015	USD	202,132	GBP	132,430	1,847,753	—
MSCO	11/2015	USD	28,787	JPY	3,463,000	—	97,414
MSCO	10/2015	USD	29,444	MXN	490,200	446,287	—
RBS	11/2015	GBP	18,820	USD	29,386	—	923,286
RBS	11/2015	USD	8,821	EUR	7,885	6,315	2,336
TDB	10/2015	BRL	158,570	USD	39,913	84,568	—
TDB	11/2015	CAD	39,675	USD	30,112	—	389,213
TDB	11/2015	EUR	18,920	USD	21,658	1,642	501,770
TDB	10/2015 - 01/2016	USD	92,135	BRL	327,820	10,357,594	—
TDB	11/2015	USD	14,209	COP	43,337,000	256,577	—
TDB	11/2015	USD	288	EUR	255	3,306	—
TDB	12/2015	USD	21,563	ZAR	295,200	498,549	—
TDB	12/2015	ZAR	87,590	USD	6,207	43,356	—

Total Unrealized Appreciation and Depreciation						$64,267,820	$32,315,017

Futures Contracts as of September 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	12/21/15	937	$147,431,094	$(1,584,213)
United States Treasury Nts., 2 yr.	CBT	Buy	12/31/15	742	162,521,188	147,589

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Nts., 2 yr.	CBT	Sell	12/31/15	606	$132,732,938	$(160,893)
United States Treasury Nts., 5 yr.	CBT	Buy	12/31/15	21	2,530,828	16,514
United States Treasury Nts., 10 yr.	CBT	Sell	12/21/15	819	105,433,453	(933,347)
United States Ultra Bonds	CBT	Buy	12/21/15	806	129,287,438	(178,909)

						$(2,693,259)

Over-the-Counter Options Written at September 30, 2015
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put	GSG	JPY	25.000	9/12/16	BRL	(75,000,000)	$1,149,641	$(1,404,681)

EUR Currency Put	DEU	USD	1.050	11/18/15	EUR	(226,205,000)	1,283,614	(293,388)

EUR Currency Call[1]	GSG	MXN	18.000	7/20/16	EUR	(28,125,000)	1,035,767	(2,993,040)

ILS Currency Put	GSG	ILS	4.100	10/22/15	ILS	(77,170,000)	26,163	(10,572)

INR Currency Put	BOA	INR	81.250	8/24/16	INR	(1,530,840,000)	260,007	(148,492)

INR Currency Put	GSG	INR	81.440	8/25/16	INR	(4,642,000,000)	848,146	(440,990)

INR Currency Put	GSG	INR	68.850	11/18/15	INR	(2,582,000,000)	273,763	(67,132)

INR Currency Put	JPM	INR	81.500	8/24/16	INR	(3,071,100,000)	583,732	(288,683)

JPY Currency Call	HSBC	KRW	10.900	12/4/15	JPY	(8,992,000,000)	614,938	(283,099)

KRW Currency Call	JPM	KRW	1159.000	11/16/15	KRW	(43,700,000,000)	388,227	(262,200)

SX5E Index Call	CITNA-B	USD	3650.000	10/16/15	EUR	(24,195)	168,333	(1,479)

ZAR Currency Put	BAC	ZAR	16.388	3/2/16	ZAR	(308,790,000)	299,415	(322,376)

ZAR Currency Put	BOA	ZAR	17.000	9/14/16	ZAR	(320,000,000)	697,336	(757,120)

ZAR Currency Put	GSG	ZAR	16.754	3/4/16	ZAR	(631,400,000)	613,537	(563,209)

ZAR Currency Put	JPM	ZAR	16.388	3/2/16	ZAR	(308,790,000)	326,173	(322,377)

Total Over-the-Counter Options Written							$8,568,792	$(8,158,838)

1. Knock-out option becomes eligible for exercise if at any time spot rates are less than or equal to 16.5 MXN per 1 EUR.

Centrally Cleared Credit Default Swaps at September 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.EM.23	Buy	1.000%	6/20/20	USD	7,035	$(675,751)	$876,696

CDX.EM.23	Buy	1.000	6/20/20	USD	7,040	(750,542)	877,319

CDX.EM.23	Buy	1.000	6/20/20	USD	7,040	(683,271)	877,319

CDX.EM.23	Buy	1.000	6/20/20	USD	7,040	(669,582)	877,319

CDX.HY 24	Sell	5.000	6/20/20	USD	114,345	(3,237,247)	2,219,430

Total Cleared Credit Default Swaps						$(6,016,393)	$5,728,083

Over-the-Counter Credit Default Swaps at September 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,800)	$725,394

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	21,771

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	470	$(223)	$21,771

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	35,555

Brazilian Government International	CITNA-B	Buy	1.000	12/20/20	USD	8,279	(1,376,006)	1,419,225

Colombia Government International	BOA	Buy	1.000	9/20/20	USD	6,540	(263,120)	469,570

Colombia Government International	BOA	Buy	1.000	12/20/20	USD	4,005	(244,049)	295,862

Colombia Government International	DEU	Buy	1.000	12/20/20	USD	4,005	(236,751)	295,862

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	545,380	(507,475)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	509,505	(507,475)

Indonesia Government International	BAC	Buy	1.000	12/20/20	USD	6,690	(431,786)	555,934

Indonesia Government International	BAC	Buy	1.000	12/20/20	USD	2,370	(202,173)	190,920

Indonesia Government International	BNP	Buy	1.000	12/20/20	USD	2,370	(204,654)	190,920

Indonesia Government International	BNP	Buy	1.000	12/20/20	USD	5,350	(329,617)	444,581

Indonesia Government International	BOA	Buy	1.000	9/20/20	USD	6,760	(470,197)	521,883

Mexico Government International	CITNA-B	Buy	1.000	12/20/20	USD	6,645	(288,025)	266,090

Mexico Government International	CITNA-B	Buy	1.000	9/20/20	USD	6,750	(201,058)	263,605

Mexico Government International	DEU	Buy	1.000	9/20/20	USD	6,709	(162,159)	262,004

Mexico Government International	GSG	Buy	1.000	9/20/20	USD	6,750	(160,825)	263,605

Mexico Government International	JPM	Buy	1.000	9/20/20	USD	6,750	(163,899)	263,605

Mexico Government International	JPM	Buy	1.000	9/20/20	USD	6,710	(161,599)	262,043

Penerbangan Malaysia Bhd	BAC	Buy	1.000	9/20/20	USD	4,025	(152,222)	251,595

Penerbangan Malaysia Bhd	BAC	Buy	1.000	12/20/20	USD	2,370	(166,366)	153,582

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	2,675	(136,335)	173,421

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Penerbangan Malaysia Bhd	BNP	Buy	1.000%	9/20/20	USD	4,025	$(163,052)	$251,595

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	2,675	(107,027)	180,151

Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	3,970	(205,902)	257,376

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	1,185	(82,158)	76,791

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	2,370	(162,263)	153,582

Penerbangan Malaysia Bhd	BOA	Buy	1.000	9/20/20	USD	5,365	(214,961)	335,356

Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	5,295	(276,997)	343,276

Penerbangan Malaysia Bhd	JPM	Buy	1.000	12/20/20	USD	4,015	(169,465)	270,395

Republic of Indonesia	BNP	Buy	1.000	9/20/20	USD	4,055	(285,453)	313,053

Republic of Indonesia	BNP	Buy	1.000	6/20/20	USD	6,415	(237,592)	442,560

Republic of Turkey	BNP	Buy	1.000	12/20/20	USD	6,695	(607,359)	698,735

Republic of Turkey	BNP	Buy	1.000	12/20/20	USD	6,690	(559,757)	698,213

Republic of Turkey	BNP	Buy	1.000	12/20/20	USD	6,702	(634,599)	699,466

Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	10,554	(507,629)	912,776

Republic of Turkey	GSG	Buy	1.000	12/20/20	USD	13,389	(1,276,317)	1,397,366

Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	7,655	(361,356)	662,052

Republic of Turkey	HSBC	Buy	1.000	12/20/20	USD	6,702	(644,765)	699,466

Republic of Turkey	MOS-A	Buy	1.000	9/20/20	USD	6,711	(523,816)	663,613

Republic of Turkey	MOS-A	Buy	1.000	12/20/20	USD	3,980	(366,594)	405,369

Russian Foreign Bond - Eurobon	BNP	Buy	1.000	12/20/20	USD	4,647	(563,057)	583,801

Russian Foreign Bond - Eurobon	BNP	Buy	1.000	12/20/20	USD	3,098	(383,592)	389,201

Russian Foreign Bond - Eurobon	CITNA-B	Buy	1.000	9/20/20	USD	7,855	(880,704)	941,810

Russian Foreign Bond - Eurobon	GSG	Buy	1.000	9/20/20	USD	7,764	(945,865)	930,899

Russian Foreign Bond - Eurobon	HSBC	Buy	1.000	9/20/20	USD	7,863	(881,109)	942,769

State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	(113,942)

Total Over-the-Counter Credit Default Swaps							$(15,536,433)	$19,469,577

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$5,225,000		—		BBB-
Non-Investment Grade Corporate Debt Indexes	$114,345,000		—		B
Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB- to BBB
Non-Investment Grade Sovereign Debt	$2,870,000		$—		CCC+

Total USD	$122,440,000		$—

Total EUR	1,840,000	EUR	—	EUR

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six-Month USD BBA LIBOR	6.820%	5/13/18	INR	885,920	USD	13,875	$(155,306)

BOA	Pay	Six-Month USD BBA LIBOR	6.520	4/28/18	INR	1,785,600	USD	28,142	(648,614)

BOA	Pay	Six-Month USD BBA LIBOR	6.670	5/27/18	INR	1,785,000	USD	28,066	(605,452)

BOA	Receive	Three-Month USD BBA LIBOR	2.970	12/28/16	USD	15,008	CNH	97,400	(283,418)

BOA	Receive	Three-Month USD BBA LIBOR	2.960	12/22/16	USD	32,795	CNH	211,600	(403,908)

BOA	Pay	Six-Month USD BBA LIBOR	6.330	4/15/18	INR	865,106	USD	13,875	(599,718)

63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Currency Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six-Month USD BBA LIBOR	6.330%	3/31/20	INR	438,690	USD	7,009	$(299,149)

BOA	Pay	Six-Month USD BBA LIBOR	6.250	3/25/20	INR	435,530	USD	6,991	(544,636)

BOA	Pay	Six-Month USD BBA LIBOR	6.300	4/13/18	INR	864,425	USD	13,886	(628,067)

GSG	Pay	Six-Month USD BBA LIBOR	6.300	4/9/18	INR	1,754,250	USD	28,158	(909,616)

GSG	Pay	Six-Month USD BBA LIBOR	6.450	3/27/18	INR	2,709,100	USD	43,471	(2,390,808)

Total Over-the-Counter Currency Swap									$(7,468,692)

Centrally Cleared Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Three-Month USD BBA LIBOR	2.020%	9/18/25	USD	4,050	$9,486

BOA	Pay	Three-Month AUD BBR BBSW	2.020	9/7/18	AUD	46,300	6,569

BOA	Receive	Three-Month USD BBA LIBOR	1.095	9/25/18	USD	16,310	(55,562)

BOA	Pay	Three-Month AUD BBR BBSW	2.150	9/21/18	AUD	21,365	61,119

BOA	Receive	Three-Month USD BBA LIBOR	2.019	9/18/25	USD	4,150	9,245

BOA	Receive	Six-Month AUD BBR BBSW	2.985	9/7/25	AUD	15,200	(102,536)

DEU	Pay	Six-Month PLN WIBOR WIBO	2.170	8/28/20	PLN	59,200	141,060

GSG	Pay	Six-Month PLN WIBOR WIBO	2.145	6/29/18	PLN	188,475	611,317

JPM	Receive	Three-Month HUF BUBOR	1.910	7/8/17	HUF	10,950,000	(144,648)

JPM	Receive	Three-Month HUF BUBOR	1.775	7/18/17	HUF	10,760,000	(87,085)

Total of Centrally Cleared Interest Rate Swaps							$448,965

64      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaps at September 30, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value

BAC	Pay	MXN TIIE BANXICO	3.600%	2/29/16	MXN	2,737,500	$55,317

BAC	Pay	MXN TIIE BANXICO	6.395	9/18/25	MXN	79,100	298

BOA	Pay	Three-Month MYR KLIBOR BNM	4.060	7/24/20	MYR	62,270	(146,854)

BOA	Receive	Three-Month MYR KLIBOR BNM	3.730	7/24/16	MYR	290,585	81,981

BOA	Pay	MXN TIIE BANXICO	6.395	9/18/25	MXN	81,000	305

BOA	Pay	BZDI	13.975	1/2/18	BRL	122,600	(836,720)

BOA	Receive	NSERO	7.360	7/30/16	INR	6,230,000	(313,890)

BOA	Receive	Six-Month INR MIBOR OIS Compound	7.000	5/12/18	INR	900,000	(68,565)

BOA	Receive	Six-Month INR MIBOR OIS Compound	6.980	7/30/20	INR	1,415,000	191,322

CITNA-B	Pay	Six-Month CLP TNA	3.750	5/14/18	CLP	3,750,000	(36,464)

GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	90,000	(392,702)

GSG	Pay	Three-Month COP IBR OIS	7.340	9/18/25	COP	13,930,000	(28,903)

GSG	Pay	BZDI	13.145	1/2/17	BRL	115,050	(757,442)

GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP	7,500,000	(56,026)

GSG	Pay	MXN TIIE BANXICO	3.600	2/29/16	MXN	2,722,125	35,571

GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP	2,440,000	(9,126)

GSG	Pay	Six-Month CLP TNA	3.675	5/11/18	CLP	12,000,000	(160,273)

JPM	Receive	BZDI	15.520	1/2/25	BRL	27,140	(113,213)

JPM	Pay	Three-Month COP IBR OIS	7.280	9/18/25	COP	15,060,000	(52,038)

JPM	Receive	Three-Month CNY CNREPOFIX=CFXS	2.630	6/26/20	CNY	124,395	82,785

SIB	Receive	BZDI	15.530	1/2/25	BRL	28,270	(119,431)

Total Over-the-Counter Interest Rate Swaps							$(2,644,068)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2015
		Pay/Receive Floating	Floating	Fixed	Expiration		Notional Amount	Premiums
Description	Counterparty	Rate	Rate	Rate	Date		(000’s)	Received	Value

Interest Rate Swap maturing 11/16/20 Call	BAC	Pay	Three-Month USD BBA LIBOR	1.965%	11/12/15	USD	300,000	$1,172,680	$(84,861)

Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	113,200	236,866	(1,767,863)

Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	1.698	12/30/15	USD	603,000	2,412,000	(2,386,674)

Interest Rate Swap maturing 12/18/18 Call	BOA	Pay	Three-Month AUD BBR BBSW	2.430	12/17/15	AUD	33,700	51,188	(20,438)

Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580	1/4/16	BRL	84,340	161,835	(3,355,316)

65      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
		Pay/Receive Floating	Floating	Fixed	Expiration		Notional Amount	Premiums
Description	Counterparty	Rate	Rate	Rate	Date		(000’s)	Received	Value

Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320%	1/4/16	BRL	94,000	$65,039	$(431,177)

Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	94,000	105,301	(1,217,878)

Interest Rate Swap maturing 12/17/18 Call	GSG	Pay	Three-Month AUD BBR BBSW	2.440	12/16/15	AUD	45,360	52,390	(26,305)

Interest Rate Swap maturing 11/19/20 Call	JPM	Pay	MXN TIIE BANXICO	5.950	11/25/15	MXN	555,400	599,879	(37,439)

Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	113,200	236,866	(506,909)

Interest Rate Swap maturing 11/16/20 Call	UBS	Pay	Three-Month USD BBA LIBOR	1.953	11/12/15	USD	300,000	1,200,000	(92,022)

Total Over-the-Counter Interest Rate Swaptions Written								$6,294,044	$(9,926,882)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah

66      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Currency abbreviations (Continued)
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CDX.EM.23	Markit CDX High Yield Index
CDX.HY.24	Markit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
FRO1	Floating Rate Option 30 yr. rate
FRO2	Floating Rate Option 10 yr. rate
IBR	Indicator Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	Indian Rupee Floating Rate
OIS	Overnight Index Swap
SX5E	The EURO STOXX 50 Index
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

67      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2015

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $5,153,894,985)	$4,795,653,063
Affiliated companies (cost $874,166,405)	858,301,943

5,653,955,006

Cash	128,705,405

Cash—foreign currencies (cost $13,298,245)	13,309,542

Cash used for collateral on centrally cleared swaps	5,590,892

Unrealized appreciation on forward currency exchange contracts	64,267,820

Swaps, at value (premiums paid $16,806,896)	21,046,048

Centrally cleared swaps, at value (premiums paid $6,016,393 )	6,566,879

Receivables and other assets:
Investments sold (including $75,678,698 sold on a when-issued or delayed delivery basis)	168,295,524
Interest, dividends and principal paydowns	70,887,074
Shares of beneficial interest sold	1,247,576
Variation margin receivable	596,971
Other	720,937

Total assets	6,135,189,674
Liabilities
Unrealized depreciation on forward currency exchange contracts	32,315,017

Options written, at value (premiums received $8,568,792)	8,158,838

Swaps, at value (premiums received $1,270,463)	11,689,231

Centrally cleared swaps, at value	389,831

Swaptions written, at value (premiums received $6,294,044)	9,926,882

Payables and other liabilities:
Investments purchased (including $274,506,787 purchased on a when-issued or delayed delivery basis)	308,826,413
Shares of beneficial interest redeemed	82,890,711
Dividends	2,141,404
Distribution and service plan fees	1,139,525
Variation margin payable	566,385
Trustees’ compensation	309,357
Shareholder communications	78,733
Other	266,164

Total liabilities	458,698,491
Net Assets	$5,676,491,183

Composition of Net Assets
Par value of shares of beneficial interest	$1,465,843

Additional paid-in capital	6,848,369,872

Accumulated net investment income	803,504

Accumulated net realized loss on investments and foreign currency transactions	(820,466,639)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(353,681,397)

Net Assets	$5,676,491,183

68      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,008,782,636 and 1,034,802,518 shares of beneficial interest outstanding)	$3.87
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$4.06

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,275,840 and 19,620,195 shares of beneficial interest outstanding)	$3.89

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $977,068,879 and 252,725,312 shares of beneficial interest outstanding)	$3.87

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $48,488,422 and 12,575,116 shares of beneficial interest outstanding)	$3.86

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $162,623,328 and 41,951,190 shares of beneficial interest outstanding)	$3.88

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $403,252,078 and 104,168,896 shares of beneficial interest outstanding)	$3.87

See accompanying Notes to Consolidated Financial Statements.

69      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2015

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$8,000,966
Dividends	2,748
Net expenses	(594,176)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	7,409,538

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	18,112,805
Dividends	101,971
Net expenses	(1,155,608)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	17,059,168

Total allocation of net investment income from master funds	24,468,706
Investment Income
Interest (net of foreign withholding taxes of $962,748)	313,189,046

Fee income on when-issued securities	5,894,042

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $527,325)	143,595
Affiliated companies	692,860

Total investment income	319,919,543
Expenses
Management fees	33,470,556

Distribution and service plan fees:
Class A	10,749,744
Class B	978,305
Class C	10,865,103
Class R	874,071

Transfer and shareholder servicing agent fees:
Class A	9,757,904
Class B	215,688
Class C	2,393,791
Class I	36,441
Class R	385,999
Class Y	999,413

Shareholder communications:
Class A	542,361
Class B	33,369
Class C	130,315
Class I	245
Class R	16,776
Class Y	34,257

Custodian fees and expenses	658,465

Trustees’ compensation	152,760

Borrowing fees	18,347

Other	454,537

Total expenses	72,768,447

70      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Expenses (Continued)
Less reduction to custodian expenses	$(23,088)
Less waivers and reimbursements of expenses	(2,731,025)

Net expenses	70,014,334

Net Investment Income	274,373,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options and swaptions exercised)(net of foreign capital gains tax of $309,388)	(130,169,172)
Affiliated companies	(23,254,356)
Closing and expiration of option contracts written	2,622,676
Closing and expiration of futures contracts	3,458,021
Foreign currency transactions	20,788,939
Distributions received from affiliate companies	18,369
Swap contracts	(10,676,259)
Closing and expiration of swaption contracts written	2,828,427

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	3,183,465
Oppenheimer Master Loan Fund, LLC	(6,201,234)

Net realized loss	(137,401,124)

Net change in unrealized appreciation/depreciation on:
Investments	(214,238,782)
Translation of assets and liabilities denominated in foreign currencies	(18,170,505)
Futures contracts	712,821
Option contracts written	723,082
Swap contracts	(7,252,563)
Swaption contracts written	(3,858,174)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(3,897,762)
Oppenheimer Master Loan Fund, LLC	(8,160,329)

Net change in unrealized appreciation/depreciation	(254,142,212)

Net Decrease in Net Assets Resulting from Operations	$(117,169,421)

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

71      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations
Net investment income	$274,373,915	$326,464,792

Net realized loss	(137,401,124)	(87,499,091)

Net change in unrealized appreciation/depreciation	(254,142,212)	99,674,354

Net increase (decrease) in net assets resulting from operations	(117,169,421)	338,640,055
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(185,576,340)	(176,707,269)
Class B	(3,404,527)	(4,488,345)
Class C	(37,752,574)	(35,243,684)
Class I	(5,573,037)	(4,077,684)
Class R1	(6,913,849)	(6,273,422)
Class Y	(20,063,825)	(19,216,593)

	(259,284,152)	(246,006,997)

Tax return of capital distribution:
Class A	(10,529,880)	(57,344,030)
Class B	(193,178)	(1,456,532)
Class C	(2,142,137)	(1,437,078)
Class I	(316,222)	(1,323,267)
Class R1	(392,302)	(2,035,815)
Class Y	(1,138,451)	(16,236,058)

	(14,712,170)	(79,832,780)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(493,903,645)	(834,953,045)
Class B	(40,524,362)	(83,663,145)
Class C	(112,628,082)	(183,247,959)
Class I	(62,804,037)	31,512,160
Class R1	(12,473,547)	(22,838,150)
Class Y	(126,492,964)	(14,482,089)

	(848,826,637)	(1,107,672,228)
Net Assets
Total decrease	(1,239,992,380)	(1,094,871,950)

Beginning of period	6,916,483,563	8,011,355,513

End of period (including accumulated net investment income (loss) of $803,504 and $(45,383,433), respectively)	$5,676,491,183	$6,916,483,563

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

72      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.13	$4.30	$4.05	$4.32

Income (loss) from investment operations:
Net investment income[2]	0.18	0.19	0.23	0.25	0.27
Net realized and unrealized gain (loss)	(0.26)	0.00 [3]	(0.17)	0.25	(0.28)

Total from investment operations	(0.08)	0.19	0.06	0.50	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.14)	(0.18)	(0.24)	(0.26)
Tax return of capital distribution	(0.01)	(0.05)	(0.05)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.18)	(0.19)	(0.23)	(0.25)	(0.26)

Net asset value, end of period	$3.87	$4.13	$4.13	$4.30	$4.05

Total Return, at Net Asset Value[4]	(2.06)%	4.62%	1.30%	12.61%	(0.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,008,783	$4,774,652	$5,599,883	$6,276,192	$5,857,280

Average net assets (in thousands)	$4,432,764	$5,171,641	$6,198,248	$5,865,852	$6,278,335

Ratios to average net assets:[5,6]
Net investment income	4.43%	4.53%	5.39%	5.99%	6.23%
Expenses excluding interest and fees from borrowings	1.05%	1.00%	0.96%	0.98%	0.97%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%[7]

Total expenses[8]	1.05%	1.00%	0.96%	0.98%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.97%	0.93%	0.93%	0.92%

Portfolio turnover rate[9]	79%	93%	95%	74%	53%

73      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.06%
Year Ended September 30, 2014	1.01%
Year Ended September 30, 2013	0.96%
Year Ended September 28, 2012	0.98%
Year Ended September 30, 2011	0.97%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

74      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class B	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$4.14	$4.14	$4.32	$4.06	$4.33

Income (loss) from investment operations:
Net investment income[2]	0.15	0.16	0.19	0.21	0.23
Net realized and unrealized gain (loss)	(0.25)	(0.01)	(0.18)	0.26	(0.28)

Total from investment operations	(0.10)	0.15	0.01	0.47	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.12)	(0.15)	(0.20)	(0.22)
Tax return of capital distribution	(0.01)	(0.03)	(0.04)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.15)	(0.19)	(0.21)	(0.22)

Net asset value, end of period	$3.89	$4.14	$4.14	$4.32	$4.06

Total Return, at Net Asset Value[3]	(2.54)%	3.76%	0.15%	11.84%	(1.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,276	$122,339	$205,204	$282,504	$284,757

Average net assets (in thousands)	$97,858	$160,934	$252,333	$272,336	$320,622

Ratios to average net assets:[4,5]
Net investment income	3.66%	3.71%	4.50%	5.08%	5.31%
Expenses excluding interest and fees from borrowings	1.83%	1.83%	1.87%	1.89%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%[6]

Total expenses[7]	1.83%	1.83%	1.87%	1.89%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.80%	1.84%	1.84%	1.84%

Portfolio turnover rate[8]	79%	93%	95%	74%	53%

75      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.84%
Year Ended September 30, 2014	1.84%
Year Ended September 30, 2013	1.87%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.89%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

76      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class C	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$4.12	$4.12	$4.30	$4.04	$4.31

Income (loss) from investment operations:
Net investment income[2]	0.15	0.16	0.20	0.22	0.24
Net realized and unrealized gain (loss)	(0.25)	0.00[3]	(0.18)	0.26	(0.28)

Total from investment operations	(0.10)	0.16	0.02	0.48	(0.04)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.12)	(0.15)	(0.21)	(0.23)
Tax return of capital distribution	(0.01)	(0.04)	(0.05)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.16)	(0.20)	(0.22)	(0.23)

Net asset value, end of period	$3.87	$4.12	$4.12	$4.30	$4.04

Total Return, at Net Asset Value[4]	(2.56)%	3.84%	0.30%	12.05%	(1.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$977,069	$1,156,140	$1,337,248	$1,522,039	$1,384,378

Average net assets (in thousands)	$1,087,495	$1,236,681	$1,510,477	$1,411,513	$1,453,972

Ratios to average net assets:[5,6]
Net investment income	3.67%	3.78%	4.65%	5.24%	5.48%
Expenses excluding interest and fees from borrowings	1.80%	1.76%	1.71%	1.73%	1.73%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%[7]

Total expenses[8]	1.80%	1.76%	1.71%	1.73%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.73%	1.68%	1.68%	1.68%

Portfolio turnover rate[9]	79%	93%	95%	74%	53%

77      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.81%
Year Ended September 30, 2014	1.77%
Year Ended September 30, 2013	1.71%
Year Ended September 28, 2012	1.73%
Year Ended September 30, 2011	1.73%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

78      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class I	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.11	$4.11	$4.29	$4.17

Income (loss) from investment operations:
Net investment income[3]	0.20	0.20	0.24	0.18
Net realized and unrealized gain (loss)	(0.25)	0.00[4]	(0.18)	0.11

Total from investment operations	(0.05)	0.20	0.06	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.15)	(0.19)	(0.16)
Tax return of capital distribution	(0.01)	(0.05)	(0.05)	(0.01)

Total dividends and/or distributions to shareholders	(0.20)	(0.20)	(0.24)	(0.17)

Net asset value, end of period	$3.86	$4.11	$4.11	$4.29

Total Return, at Net Asset Value[5]	(1.41)%	5.05%	1.43%	7.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,488	$119,074	$87,639	$51,011

Average net assets (in thousands)	$121,467	$109,381	$76,202	$17,870

Ratios to average net assets:[6,7]
Net investment income	4.87%	4.93%	5.69%	6.37%
Expenses excluding interest and fees from borrowings	0.60%	0.59%	0.60%	0.64%
Interest and fees from borrowings	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	0.60%	0.59%	0.60%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.56%	0.57%	0.60%

Portfolio turnover rate[10]	79%	93%	95%	74%

79      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

2. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	0.61%
Year Ended September 30, 2014	0.60%
Year Ended September 30, 2013	0.60%
Period Ended September 28, 2012	0.64%

10.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Period Ended September 28, 2012	$9,325,024,559	$7,885,278,752

See accompanying Notes to Consolidated Financial Statements.

80      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class R	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.13	$4.31	$4.05	$4.32

Income (loss) from investment operations:
Net investment income[2]	0.17	0.18	0.22	0.23	0.25
Net realized and unrealized gain (loss)	(0.25)	0.00[3]	(0.19)	0.26	(0.28)

Total from investment operations	(0.08)	0.18	0.03	0.49	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.14)	(0.16)	(0.22)	(0.24)
Tax return of capital distribution	(0.01)	(0.04)	(0.05)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.17)	(0.18)	(0.21)	(0.23)	(0.24)

Net asset value, end of period	$3.88	$4.13	$4.13	$4.31	$4.05

Total Return, at Net Asset Value[4]	(2.06)%	4.31%	0.68%	12.42%	(0.73)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,623	$185,991	$208,523	$238,666	$225,889

Average net assets (in thousands)	$175,389	$196,503	$233,104	$229,983	$237,655

Ratios to average net assets:[5,6]
Net investment income	4.17%	4.24%	5.01%	5.59%	5.81%
Expenses excluding interest and fees from borrowings	1.30%	1.30%	1.34%	1.38%	1.39%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%	0.00%	0.00%[7]

Total expenses[8]	1.30%	1.30%	1.34%	1.38%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.31%	1.33%	1.34%

Portfolio turnover rate[9]	79%	93%	95%	74% `	53%

81      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	1.31%
Year Ended September 30, 2014	1.31%
Year Ended September 30, 2013	1.34%
Year Ended September 28, 2012	1.38%
Year Ended September 30, 2011	1.39%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

82      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Class Y	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$4.13	$4.12	$4.30	$4.05	$4.31

Income (loss) from investment operations:
Net investment income[2]	0.19	0.20	0.24	0.26	0.28
Net realized and unrealized gain (loss)	(0.26)	0.01	(0.18)	0.25	(0.27)

Total from investment operations	(0.07)	0.21	0.06	0.51	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.15)	(0.18)	(0.25)	(0.27)
Tax return of capital distribution	(0.01)	(0.05)	(0.06)	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.19)	(0.20)	(0.24)	(0.26)	(0.27)

Net asset value, end of period	$3.87	$4.13	$4.12	$4.30	$4.05

Total Return, at Net Asset Value[3]	(1.83)%	5.13%	1.30%	12.82%	0.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$403,252	$558,288	$572,859	$729,210	$706,842

Average net assets (in thousands)	$453,869	$533,576	$678,607	$729,460	$718,536

Ratios to average net assets:[4,5]
Net investment income	4.68%	4.78%	5.64%	6.17%	6.44%
Expenses excluding interest and fees from borrowings	0.80%	0.76%	0.72%	0.79%	0.77%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%[6]

Total expenses[7]	0.80%	0.76%	0.72%	0.79%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.73%	0.69%	0.74%	0.72%

Portfolio turnover rate[8]	79%	93%	95%	74%	53%

83      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2015	0.81%
Year Ended September 30, 2014	0.77%
Year Ended September 30, 2013	0.72%
Year Ended September 28, 2012	0.79%
Year Ended September 30, 2011	0.77%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2015	$4,009,637,043	$4,100,638,359
Year Ended September 30, 2014	$3,978,597,684	$4,262,483,862
Year Ended September 30, 2013	$19,306,537,913	$20,594,832,307
Year Ended September 28, 2012	$9,325,024,559	$7,885,278,752
Year Ended September 30, 2011	$3,961,769,663	$3,820,541,826

See accompanying Notes to Consolidated Financial Statements.

84      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS September 30, 2015

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Apollo Credit Management, LLC (the “Sub-Sub-Adviser”).

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

85      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold and other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 428,546 shares with net assets of $37,663,439 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$37,663,439
Net income (loss)	$(70,428)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

* At period end, the subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

86      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and

87      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$794,678,326	$373,468,614

1. At period end, the Fund had $793,398,093 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$20,567,236
2017	114,107,166
2018	240,345,967
No expiration	418,377,724

Total	$793,398,093

88      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

2. Significant Accounting Policies (Continued)

Of these losses, $25,186,034 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $12,593,017 per year and have expiration dates ranging from 9/30/16 to 9/30/17.

2. The Fund had $2,279 of post-October passive foreign investment company losses which were deferred.

3. The Fund had $1,277,954 of straddle losses which were deferred.

6. During the reporting period, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period, the Fund utilized $34,982,322 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$13,446,332	$45,809,344	$32,363,012

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2015	Year Ended September 30, 2014
Distributions paid from:
Ordinary income	$259,284,152	$246,006,997
Return of capital	14,712,170	79,832,780

Total	$273,996,322	$325,839,777

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,021,781,452
Federal tax cost of other investments	(42,509,131)

Total federal tax cost	$5,979,272,321

Gross unrealized appreciation	$88,924,183
Gross unrealized depreciation	(462,392,797)

Net unrealized depreciation	$(373,468,614)

89      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-17 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a

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3. Securities Valuation (Continued)

single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

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3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$134,026,746	$51,763,210	$185,789,956
Mortgage-Backed Obligations	—	665,306,846	1,376,932	666,683,778
U.S. Government Obligations	—	132,480,497	—	132,480,497
Foreign Government Obligations	—	434,281,992	—	434,281,992
Corporate Loans	—	62,011,491	26,434	62,037,925
Corporate Bonds and Notes	—	3,253,856,819	9,425,980	3,263,282,799
Common Stocks	5,574,790	4,581,303	62	10,156,155
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	20,564,204	12,658,078	33,222,282
Over-the-Counter Options
Purchased	—	4,297,327	—	4,297,327
Over-the-Counter Interest Rate
Swaptions Purchased	—	3,420,352	—	3,420,352
Investment Companies	403,720,172	454,581,771	—	858,301,943

Total Investments, at Value	409,294,962	5,169,409,348	75,250,696	5,653,955,006
Other Financial Instruments:
Swaps, at value	—	21,046,048	—	21,046,048
Centrally cleared swaps, at value	—	6,566,879	—	6,566,879
Futures contracts	164,103	—	—	164,103
Forward currency exchange contracts	—	64,267,820	—	64,267,820

Total Assets	$409,459,065	$5,261,290,095	$75,250,696	$5,745,999,856

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(11,689,231)	$—	$(11,689,231)
Centrally cleared swaps, at value	—	(389,831)	—	(389,831)
Options written, at value	—	(8,158,838)	—	(8,158,838)
Futures contracts	(2,857,362)	—	—	(2,857,362)
Forward currency exchange contracts	—	(32,315,017)	—	(32,315,017)
Swaptions written, at value	—	(9,926,882)	—	(9,926,882)

Total Liabilities	$(2,857,362)	$(62,479,799)	$—	$(65,337,161)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$(151,784)	$151,784

Total Assets	$(151,784)	$151,784

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2014	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Asset-Backed Securities	$57,539,985	$(889,305)	$(889,234)	$431,605
Mortgage-Backed Obligations	15,758,048	3,941,024	(3,312,327)	12,445
Corporate Loans	1,189,296	—	(1,162,862)	—
Corporate Bonds and Notes	11,469,375	(19,982,647)	24,902,959	1,862
Common Stocks	2,341	—	(2,279)	—
Structured Securities	25,082,620	(1,320,049)	(3,035,719)	276,656

Total Assets	$111,041,665	$(18,250,977)	$16,500,538	$722,568

a. Included in net investment income.

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3. Securities Valuation (Continued)

	Sales	Transfers into Level 3	Value as of September 30, 2015
Assets Table Continued
Investments, at Value:
Asset-Backed Securities	$(4,429,841)	$—	$51,763,210
Mortgage-Backed Obligations	(15,022,258)	—	1,376,932
Corporate Loans	—	—	26,434
Corporate Bonds and Notes	(7,117,353)	151,784	9,425,980
Common Stocks	—	—	62
Structured Securities	(8,345,430)	—	12,658,078

Total Assets	$(34,914,882)	$151,784	$75,250,696

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/depreciation
Assets Table
Investments, at Value:
Asset-Backed Securities	$(756,822)
Mortgage-Backed Obligations	708,763
Corporate Loans	(1,162,862)
Corporate Bonds and Notes	(638,791)
Structured Securities	(4,695,121)

Total	$(6,544,833)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of September 30, 2015	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$51,763,210	Pricing service	N/A	N/A	N/A(a)
Mortgage-Backed Obligations	1,277,324	Broker quotes	N/A	N/A	N/A(a)
Mortgage-Backed Obligations	99,608	Pricing service	N/A	N/A	N/A(a)
Corporate Loans	26,434	Pricing service	N/A	N/A	N/A(a)
Corporate Bonds and Notes	9,425,976	Broker quotes	N/A	N/A	N/A(a)
Corporate Bonds and Notes	4	Estimated Recovery proceeds	Nominal value	N/A	0.0001% of par (b)
Common Stock	62	Estimated Recovery proceeds	Nominal value	N/A	$0.01/ share (c)
Structured Securities	12,658,078	Broker quotes	N/A	N/A	N/A(a)

Total	$75,250,696

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain corporate bonds and notes received from a bond restructuring using a nominal value as a percentage of par to reflect the low probability of future value. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

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4. Investments and Risks (Continued)

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 25.1% of Master Loan and 44.1% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$274,506,787
Sold securities	75,678,698

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

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4. Investments and Risks (Continued)

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the counterparty pledged $337,000 of collateral to the Fund for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$69,775,174
Market Value	$12,283,231
Market Value as % of Net Assets	0.22%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $2,994,142, representing 0.05% of the Fund’s net assets, were subject to these forbearance agreements.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period

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5. Market Risk Factors (Continued)

typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

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6. Use of Derivatives (Continued)

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,050,882,152 and $1,993,386,162, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the

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6. Use of Derivatives (Continued)

Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $464,904,856 and $408,882,472 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

    The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $3,956,381 and $2,948,192 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $3,015,127 and $7,883,962 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2014	415,464,865,714	$2,286,604
Options written	764,052,045,841	80,667,739
Options closed or expired	(376,251,192)	(2,622,676)
Options exercised	(1,112,647,216,168)	(71,762,875)

Options outstanding as of September 30, 2015	66,493,444,195	$8,568,792

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction

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6. Use of Derivatives (Continued)

(“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

    The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

    The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

    For the reporting period, the Fund had ending monthly average notional amounts of $67,752,557 and $95,957,171 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

    The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

    For the reporting period, the Fund had ending monthly average notional amounts of $3,735,392 and $152,999,713 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

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6. Use of Derivatives (Continued)

    The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

    The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

    For the reporting period, the Fund had ending monthly average notional amounts of $257,446,602 and $297,422,672 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

    The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $6,552,782 and $8,526,941 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

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6. Use of Derivatives (Continued)

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2014	1,432,400,000	$3,415,478
Swaptions written	12,719,278,435	53,771,491
Swaptions closed or expired	(1,488,894,435)	(2,828,427)
Swaptions exercised	(9,214,584,000)	(48,064,498)

Swaptions outstanding as of September 30, 2015	3,448,200,000	$6,294,044

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    At period end, the Fund has required certain counterparties to post collateral of $42,949,908.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at September 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$18,049,267	$(18,049,267)	$—	$—	$—
Barclays Bank plc	2,598,117	(1,422,187)	—	(1,010,000)	165,930
BNP Paribas	5,323,073	(1,302,331)	(3,250,560)	—	770,182
Citibank NA	19,271,622	(2,503,519)	(16,768,103)	—	—
Deutsche Bank AG	2,628,029	(1,723,429)	—	(672,598)	232,002
Goldman Sachs Bank USA	10,122,889	(4,774,981)	(1,826,355)	—	3,521,55
Goldman Sachs Group, Inc. (The)	4,983,210	(4,983,210)	—	—	—
HSBC Bank USA NA	3,449,080	(3,449,080)	—	—	—
JPMorgan Chase Bank NA	9,176,595	(5,955,937)	(3,220,658)	—	—
Morgan Stanley	1,068,982	—	—	—	1,068,98
Morgan Stanley Capital Services, Inc.	4,872,418	(4,872,418)	—	—	—
Royal Bank of Scotland plc (The)	6,315	(6,315)	—	—	—
Toronto Dominion Bank	11,245,592	(890,983)	(10,354,609)	—	—
UBS AG	236,358	(92,022)	(144,336)	—	—

	$93,031,547	$(50,025,679)	$(35,564,621)	$(1,682,598)	$5,758,649

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at September 30, 2015:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Banco Santander SA	$(119,431)	$—	$—	$—	$(119,431)
Bank of America NA	(19,493,339)	18,049,267	—	—	(1,444,072)
Barclays Bank plc	(1,422,187)	1,422,187	—	—	—
BNP Paribas	(1,302,331)	1,302,331	—	—	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities (Continued)
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Citibank NA	$(2,503,519)	$2,503,519	$—	$—	$—
Deutsche Bank AG	(1,723,429)	1,723,429	—	—	—
Goldman Sachs Bank USA	(4,774,981)	4,774,981	—	—	—
Goldman Sachs Group, Inc. (The)	(10,210,825)	4,983,210	1,414,183	—	(3,813,432)
HSBC Bank USA NA	(3,788,956)	3,449,080	339,876	—	—
JPMorgan Chase Bank NA	(5,955,937)	5,955,937	—	—	—
Morgan Stanley Capital Services, Inc.	(8,886,406)	4,872,418	4,013,988	—	—
Royal Bank of Scotland plc (The)	(925,622)	6,315	750,885	—	(168,422)
Toronto Dominion Bank	(890,983)	890,983	—	—	—
UBS AG	(92,022)	92,022	—	—	—

	$(62,089,968)	$50,025,679	$6,518,932	$—	$(5,545,357)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$20,598,469	Swaps, at value	$1,128,892
Forward currency exchange contracts			Swaps, at value	7,468,692
Interest rate contracts	Swaps, at value	447,579	Swaps, at value	3,091,647
Credit contracts	Centrally cleared swaps, at value	5,728,083
Interest rate contracts	Centrally cleared swaps, at value	838,796	Centrally cleared swaps, at value	389,831
Interest rate contracts	Variation margin receivable	596,971 *	Variation margin payable	566,385 *
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	64,267,820	Unrealized depreciation on forward currency exchange contracts	32,315,017

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6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments (Continued)	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Equity contracts			Options written, at value	$1,479
Forward currency exchange contracts			Options written, at value	8,157,359
Interest rate contracts			Swaptions written, at value	9,926,882
Equity contracts	Investments, at value	$121,898**
Forward currency exchange contracts	Investments, at value	4,175,429**
Interest rate contracts	Investments, at value	3,420,352**

Total		$100,195,397		$63,046,184

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts

Credit contracts	$1,939,547	$717,060	$—	$—
Equity contracts	(932,887)	—	—	—
Forward currency exchange contracts	9,687,110	178,272	2,622,676	—
Interest rate contracts	(16,783,542)	1,933,095	—	3,458,021

Total	$(6,089,772)	$2,828,427	$2,622,676	$3,458,021

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$541,070	$3,197,677
Equity contracts	—	—	(932,887)
Forward currency exchange contracts	214,940,122	(1,175,688)	226,252,492
Interest rate contracts	—	(10,041,641)	(21,434,067)

Total	$214,940,122	$(10,676,259)	$207,083,215

* Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies

Credit contracts	$—	$—	$(83,393)	$—	$—
Equity contracts	(1,140,033)	166,854	—	—	—
Forward currency exchange contracts	(3,655,093)	571,659	—	—	(22,915,643)
Interest rate contracts	322,118	(15,431)	(3,774,781)	712,821	—

Total	$(4,473,008)	$723,082	$(3,858,174)	$712,821	$(22,915,643)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total

Credit contracts	$2,347,056	$2,263,663
Equity contracts	—	(973,179)
Forward currency exchange contracts	(8,731,530)	(34,730,607)
Interest rate contracts	(868,089)	(3,623,362)

Total	$(7,252,563)	$(37,063,485)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	68,400,560	$278,300,866	101,533,983	$422,869,930
Dividends and/or distributions reinvested	42,817,451	173,828,230	49,317,520	205,575,811
Redeemed	(232,876,356)	(946,032,741)	(351,720,358)	(1,463,398,786)

Net decrease	(121,658,345)	$(493,903,645)	(200,868,855)	$(834,953,045)

Class B
Sold	466,912	$1,901,624	774,596	$3,236,817
Dividends and/or distributions reinvested	821,628	3,352,308	1,304,079	5,451,626
Redeemed	(11,196,288)	(45,778,294)	(22,118,140)	(92,351,588)

Net decrease	(9,907,748)	$(40,524,362)	(20,039,465)	$(83,663,145)

114      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount

Class C
Sold	21,054,324	$85,444,126	25,235,204	$104,865,059
Dividends and/or distributions reinvested	8,937,628	36,199,390	10,042,702	41,761,277
Redeemed	(57,856,885)	(234,271,598)	(79,469,750)	(329,874,295)

Net decrease	(27,864,933)	$(112,628,082)	(44,191,844)	$(183,247,959)

Class I
Sold	7,005,239	$28,312,752	11,798,207	$48,755,740
Dividends and/or distributions reinvested	1,464,116	5,913,478	1,294,892	5,376,246
Redeemed	(24,852,733)	(97,030,267)	(5,459,391)	(22,619,826)

Net increase (decrease)	(16,383,378)	$(62,804,037)	7,633,708	$31,512,160

Class R1
Sold	6,513,564	$26,478,665	8,186,332	$34,072,516
Dividends and/or distributions reinvested	1,699,083	6,896,561	1,848,046	7,705,911
Redeemed	(11,279,468)	(45,848,773)	(15,526,169)	(64,616,577)

Net decrease	(3,066,821)	$(12,473,547)	(5,491,791)	$(22,838,150)

Class Y
Sold	26,781,581	$108,739,766	49,696,662	$206,924,123
Dividends and/or distributions reinvested	4,799,636	19,488,556	5,549,578	23,106,367
Redeemed	(62,726,804)	(254,721,286)	(58,883,446)	(244,512,579)

Net decrease	(31,145,587)	$(126,492,964)	(3,637,206)	$(14,482,089)

1. Effective July 1, 2014 Class N shares were renamed Class R. See Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$4,512,756,254	$4,951,710,129
U.S. government and government agency obligations	168,153,058	271,369,932
To Be Announced (TBA) mortgage-related securities	4,009,637,043	4,100,638,359

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million in assets	0.75%
Next $200 million in assets	0.72
Next $200 million in assets	0.69
Next $200 million in assets	0.66
Next $200 million in assets	0.60
Next $4 billion in assets	0.50
Next $5 billion in assets	0.48
Over $10 billion in assets	0.46

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

    The Fund’s effective management fee for the reporting period was 0.52% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

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9. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

117      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

September 30, 2015	$758,598	$12,756	$164,301	$36,992	$3,950

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the reporting period, the Manager waived $40,662.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,090,363 for management fees.

    During the reporting period, the Manager also voluntarily reimbursed $600,000 of additional Fund expenses.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained

118      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

11. Pending Litigation (Continued)

misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

119      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Strategic Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Strategic Income Fund and subsidiary, including the consolidated statement of investments, as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Strategic Income Fund and subsidiary as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 25, 2015

120      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.26% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $670,920 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $131,496,282 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

121      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Managers’ investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

122      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Mata, Krishna Memani, and Hemant Baijal, the portfolio managers for the Fund, and the Managers’ investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the multisector bond fund category. The Board considered that the Fund underperformed its category median for one-, three-, five- and ten-year periods. The Board considered that for the one-, three- and ten-year periods, the Fund’s performance was in the fourth quintile of its peer category and that for the five-year period, the Fund’s performance was in the third quintile of its peer category. The Board considered several factors that contributed to the Fund’s underperformance, noting that the Fund’s emerging market local debt position was a negative contributor for the one-year period and that high yield bond security selection underperformed over the one- and three-year periods. The Board also noted that two portfolio managers were recently added to the Fund’s investment team: one in July 2014 and the other in March 2015, and that the Fund outperformed its benchmark and ranked in the 23rd percentile for the year-to-date period ended April 30, 2015.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load multisector bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median, and that the Fund’s total expenses were lower than the peer group median and equal to the category median. The Board also noted that the Fund’s contractual management fees and total expenses rank in the second and third quintile of their

123      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited/ Continued

peer group, respectively. Within the total asset range of $5 billion to $10 billion, the Fund’s effective management fee rate was lower than its category median and its peer group median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. The Board considered that the current management fee breakpoints are appropriate given the Fund’s current asset level.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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SPECIAL SHAREHOLDER MEETING Unaudited

    On May 1, 2015, a shareholder meeting of Oppenheimer Global Strategic Income Fund (the “Fund”) was held at which the proposals below were approved as described in the Fund’s proxy statement dated February 27, 2015 (the “Proxy Statement”). The following is a report of the votes cast:

Proposal 1: To approve the election of Arthur P. Steinmetz as Trustee for the Fund.

Nominee/Proposal	For	Withheld

Arthur P. Steinmetz	789,867,457	31,064,519

Proposal 2: To approve a new investment sub-sub-advisory agreement with Apollo Credit Management, LLC.

For	Against	Abstain

594,146,436	32,737,660	50,681,335

Proposal 3: To approve the implementation of a manager of managers arrangement with respect to the Fund.

For	Against	Abstain

572,661,026	58,833,020	46,071,387

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since

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TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004); Chairman of the Board (1991-1994) and Trustee (1985- 1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become

128      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Robert J. Malone, Continued	familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 42 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 38 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Mata, Memani, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Mata, Vice President (since 2014) Year of Birth: 1963	Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income (since July 2014). Portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income (August 2004-December 2013), managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Senior Vice President and Senior Risk Manager at Putnam Investments (March 2000-August 2004) and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers (September 1994-March 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009- December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006- January 2009). Chief Credit Strategist at Credit Suisse Securities (August

130      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Krishna Memani, Continued	2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Hemant Baijal, Vice President (since 2015) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011) and Co-Head of the Global Debt Team (since January 2015). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996- August 2006). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011- December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May

131      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Continued	2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Apollo Credit Management, LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

133      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0230.001.0915     November 23, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $82,400 in fiscal 2015 and $62,100 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,500 in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,090 in fiscal 2015 and $1,450 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $628,126 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $819,195 in fiscal 2015 and $1,511,871 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/17/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/17/2015